     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2001


                                                       REGISTRATION NO. 33-12789
                                                                       811-05068

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 17 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                    TRUSTS REGISTERED ON FORM N-8B-2    /X/
                            ------------------------

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    /X/ ON MAY 1, 2001 PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON   (DATE)  PURSUANT TO PARAGRAPH (a) OF RULE 485.


    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FARM BUREAU LIFE VARIABLE ACCOUNT

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 2001

Farm Bureau Life Insurance Company is offering a flexible premium variable life insurance policy (the "Policy") described in this prospectus. Farm Bureau ("we," "us" or "our") designed the Policy: (1) to provide lifetime insurance protection to age 95; and (2) to permit the purchaser of a Policy ("you," or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

Under the Policy, we will pay:

    -  death proceeds upon the insured's death, and

    -  a Net Cash Value upon complete or partial surrender of the Policy.

You may allocate net premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Cash Value will, vary with the investment experience of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this prospectus.

EquiTrust Variable Insurance Series Fund:             T. Rowe Price Equity Series, Inc.:
  Value Growth Portfolio                                Mid-Cap Growth Portfolio
  High Grade Bond Portfolio                             New America Growth Portfolio
  High Yield Bond Portfolio                             Personal Strategy Balanced Portfolio
  Managed Portfolio                                     T. Rowe Price International Series, Inc.:
  Money Market Portfolio                                International Stock Portfolio
  Blue Chip Portfolio
Fidelity Variable Insurance Products Fund:            Fidelity Variable Insurance Products Fund II:
  Growth Portfolio                                      Contrafund Portfolio
  Overseas Portfolio                                    Index 500 Portfolio
                             Fidelity Variable Insurance Products Fund III:
                                       Growth & Income Portfolio

You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4.5% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

Please carefully consider replacing any existing insurance with the Policy. Farm Bureau does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this prospectus carefully and retain it for future reference.

                                   Issued By:
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 1-800-247-4170

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                              -----------
DEFINITIONS.................................................           3
SUMMARY AND DIAGRAM OF THE POLICY...........................           5
FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE
  ACCOUNT...................................................          11
      Farm Bureau Life Insurance Company....................          11
      IMSA..................................................          11
      Iowa Farm Bureau Federation...........................          11
      The Variable Account..................................          11
      Investment Options....................................          12
      Addition, Deletion or Substitution of Investments.....          15
THE POLICY..................................................          16
      Purchasing the Policy.................................          16
      Premiums..............................................          16
      Examination of Policy (Cancellation Privilege)........          19
      Policy Lapse and Reinstatement........................          19
      Special Transfer Privilege............................          20
      Exchange Privilege....................................          20
POLICY BENEFITS.............................................          22
      Cash Value Benefits...................................          22
      Transfers.............................................          24
      Loan Benefits.........................................          25
      Death Proceeds........................................          27
      Accelerated Payments of Death Proceeds................          29
      Benefits at Maturity..................................          30
      Payment Options.......................................          30
CHARGES AND DEDUCTIONS......................................          32
      Premium Expense Charge................................          32
      Monthly Deduction.....................................          33
      Transfer Charge.......................................          36
      Surrender Charge......................................          36
      Variable Account Charges..............................          36
THE DECLARED INTEREST OPTION................................          36
      General Description...................................          37
      Declared Interest Option Cash Value...................          37
      Transfers, Surrenders and Policy Loans................          37
GENERAL PROVISIONS..........................................          38
      The Contract..........................................          38
      Incontestability......................................          38
      Change of Provisions..................................          38
      Misstatement of Age or Sex............................          38
      Suicide Exclusion.....................................          38
      Annual Report.........................................          39
      Non-Participation.....................................          39
      Ownership of Assets...................................          39
      Written Notice........................................          39
      Postponement of Payments..............................          39
      Continuance of Insurance..............................          40
      Ownership.............................................          40
      The Beneficiary.......................................          40
      Changing the Policyowner or Beneficiary...............          40

                                                                 PAGE
                                                              -----------
      Additional Insurance Benefits.........................          41
DISTRIBUTION OF THE POLICIES................................          41
FEDERAL TAX MATTERS.........................................          41
      Introduction..........................................          41
      Tax Status of the Policy..............................          42
      Tax Treatment of Policy Benefits......................          42
      Possible Tax Law Change...............................          44
      Taxation of the Company...............................          44
      Employment-Related Benefit Plans......................          44
ADDITIONAL INFORMATION......................................          45
FINANCIAL STATEMENTS........................................          50
ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES.............  Appendix A
DEATH BENEFIT OPTIONS.......................................  Appendix B

                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund.

CASH VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

COMPANY, WE, US, OUR: Farm Bureau Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. The Company credits Cash Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4.5%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.

FUND: An open-end, diversified management investment company in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Cash Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal offices at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A separate investment portfolio of a Fund.

MATURITY DATE: The Policy Anniversary nearest the Insured's 95th birthday. It is the date when the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET CASH VALUE: The Cash Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"). The Company will allocate this amount, according to the Policyowner's instructions, among the Subaccounts of the Variable Account and the Declared Interest Option.


POLICY: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.


POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security. Interest on Policy Loans is payable in advance (for the remainder of the Policy Year) upon taking a Policy Loan and upon each Policy Anniversary thereafter (for the following Policy Year) until the Policy Loan is repaid.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any partial or complete surrender equal to the lesser of (1) $25 or (2) 2% of the amount surrendered.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

--------------------------------------------------------------------------------

SUMMARY AND DIAGRAM OF THE POLICY
--------------------------------------------------------------------------------

    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,

         -   the accumulation of Cash Value,

         -   surrender rights, and

         -   loan privileges.

    - We normally issue a Policy for a minimum Specified Amount of $25,000, but we may issue Policies for lower Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.

    - Cash Value may increase or decrease, depending upon the investment experience of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

    - CANCELLATION PRIVILEGE. You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you receive it. We will refund you the Cash Value on the Business Day we receive the Policy plus any charges we deducted. Certain states may require us to refund a different amount. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

    - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

    - The Variable Account has 15 Subaccounts, each of which invests exclusively in one of the following Investment Options offered by the
        Funds:


        -  Value Growth Portfolio                             -  International Stock Portfolio

        -  High Grade Bond Portfolio                          -  Growth Portfolio

        -  High Yield Bond Portfolio                          -  Overseas Portfolio

        -  Managed Portfolio                                  -  Contrafund Portfolio

        -  Money Market Portfolio                             -  Index 500 Portfolio

        -  Blue Chip Portfolio                                -  Growth & Income Portfolio

        -  Mid-Cap Growth Portfolio                           -  New America Growth Portfolio

        -  Personal Strategy Balanced Portfolio

    - You may instruct us to allocate Net Premiums and transfer Cash Values to any of the Subaccounts.

    -   We will allocate your initial premium to the Declared Interest Option.

    - We will automatically allocate, without charge, your Cash Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

         (1) the date we receive a signed notice that you have received the Policy, or

         (2)  25 days after the Delivery Date.

    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Cash Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4.5% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.

    - You must pay an initial premium equal to the greater of $100, or an amount (when reduced by the premium expense charge) that is enough to pay the first monthly deduction (for monthly premium payment mode Policies), or the first two monthly deductions (for quarterly, semi-annual or annual premium payment mode Policies).

    - We deduct a premium expense charge (7% of each premium payment) and credit the remaining premium (the Net Premium) according to your instructions. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

CASH VALUE BENEFITS (SEE "POLICY BENEFITS--CASH VALUE BENEFITS.")

    - Your Policy provides for a Cash Value. A Policy's Cash Value varies to reflect:

         -   the amount and frequency of premium payments,

         -   the investment experience of the Subaccounts,

         -   interest earned on Cash Value in the Declared Interest Option,

         -   Policy Loans,

         -   partial surrenders and

         -   charges we assess under the Policy.

    -   You may fully surrender your Policy and receive the Net Cash Value.

    - You may obtain a partial surrender of your Net Cash Value (minimum $500) at any time before the Maturity Date.

    - A partial or full surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

    - The first transfer in a Policy Year is free. We may deduct a $25 charge from the amount transferred on subsequent transfers in that Policy Year.

    - We do not count certain transfers for purposes of the one free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocation of Net Premiums.")

LOANS (SEE POLICY BENEFITS--"LOAN BENEFITS.")

    - You may borrow up to 90% of the Policy's Cash Value, less any previously outstanding Policy Debt.

    -   We charge you a maximum annual interest rate of 7.4%.

    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan. We credit this amount with an effective annual rate of interest between 4.5% and 6%.

    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:

         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

         - Option B--the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

    - We deduct a Premium Expense Charge equal to 7% of each premium. The remaining amount is the Net Premium.

CASH VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge,

         -   the cost of any additional insurance benefits added by rider, and

         -   a $3 administrative charge.

    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge ranging from $0.05 to $0.50 per $1,000 of Specified Amount. This charge varies depending upon the Attained Age of the Insured and the Policy's total Specified Amount.

    - Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered.

    - We may deduct a $25 charge from the amount transferred on the second and subsequent transfers in a Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of .90%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 2000.



                                                                             ADVISORY          OTHER          TOTAL
                             INVESTMENT OPTION                               FEE             EXPENSES       EXPENSES
---------------------------------------------------------------------------  ----------    -------------  -------------
EquiTrust Variable Insurance Series Fund
  Value Growth                                                                  0.45%          0.12%          0.57%
  High Grade Bond                                                               0.30%          0.15%          0.45%
  High Yield Bond                                                               0.45%          0.14%          0.59%
  Managed                                                                       0.45%          0.11%          0.56%
  Money Market                                                                  0.25%          0.25%          0.50%
  Blue Chip                                                                     0.20%          0.07%          0.27%
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                                0.85%          0.00%          0.85%(1)
  New America Growth                                                            0.85%          0.00%          0.85%(1)
  Personal Strategy Balanced                                                    0.90%          0.00%          0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                                           1.05%          0.00%          1.05%(1)
Fidelity Variable Insurance Products Fund
  VIP Growth                                                                    0.57%          0.08%          0.65%(2)
  VIP Overseas                                                                  0.72%          0.17%          0.89%(2)
  VIP II Contrafund-Registered Trademark-                                       0.57%          0.09%          0.66%(2)
  VIP II Index 500                                                              0.24%          0.09%          0.33%(3)
  VIP III Growth & Income                                                       0.53%          0.05%          0.58%(3)

(1) Total annual investment option expenses are an all inclusive fee and pay for investment management services and other operating costs.

(2) A portion of the brokerage commissions that certain Investment Options pay is used to reduce Fund expenses. In addition, certain Investment Options have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. The amounts shown in the table do not include these reductions. Including these reductions, the total Investment Option operating expenses presented in the preceding table would have been: Growth 0.64%, Overseas 0.87%, Contrafund 0.63% and Growth & Income 0.57.%


(3) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 0.28%. This arrangement may be discontinued by the Fund's manager at any time.


OTHER POLICIES


    - We offer other variable life insurance policies through this Variable Account that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us to obtain more information about these policies.


TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.

    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Cash Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

    - Death proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.

DIAGRAM

    The diagram below illustrates how premium payments are distributed in the Policy.

                                    PREMIUM
                         - LESS PREMIUM EXPENSE CHARGE
                               AND PREMIUM TAXES

                  \/                                  \/

             SUBACCOUNTS                           DECLARED
         - LESS FUND EXPENSES                   INTEREST OPTION
                                                MINIMUM = 4.5%

                  \/                                  \/

              GAIN/LOSS                         INTEREST EARNED

                  \/                                  \/

                            POLICY ACCUMULATED VALUE
                         - LESS ADMINISTRATIVE CHARGES,
                        COST OF INSURANCE AND MORTALITY
                              AND EXPENSE CHARGES

    -   We deduct a 7% premium expense charge from all premium payments.

    - We charge a $3 policy fee each month (monthly administrative charge) to cover Policy maintenance.

    - Each month, we deduct mortality charges (cost of insurance charge) and charges for riders. Charges for the mortality cost may increase or decrease.

    - A first-year monthly administrative charge is deducted to cover costs of setting up the policy. Surrenders are subject to a $25 fee or 2% of the amount surrendered, if less.

    - We assess a daily mortality and expense risk charge at an annual rate of .90%.

--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY

    Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2000, Iowa Farm Bureau Federation owned 57.30% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.

    Our principal business is offering life insurance policies, disability income insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 18 states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.
--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

IOWA FARM BUREAU FEDERATION

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.
--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

    The Variable Account currently has 15 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


EQUITRUST VARIABLE INSURANCE SERIES FUND. Equitrust Investment Management Services, Inc. is this Fund's investment adviser.

PORTFOLIO                              INVESTMENT OBJECTIVE
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues its objective by investing primarily in
                                          equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on equity, and/or in equity securities that the
                                          investment adviser believes are undervalued by the market
                                          place. Such equity securities may include common stock,
                                          preferred stock and securities convertible or
                                          exchangeable into common stock.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with a diversified portfolio of high grade
                                          income-bearing debt securities. The Portfolio pursues
                                          this objective by investing primarily in debt securities
                                          rated AAA, AA or A by Standard & Poor's, and/or Aaa, Aa
                                          or A by Moody's Investors Service, Inc., and in
                                          securities issued or guaranteed by the United States
                                          government or its agencies or instrumentalities.
High Yield Bond Portfolio              -  This Portfolio seeks, as aprimary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc., and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). An investment in this
                                          Portfolio may entail greater than ordinary financial
                                          risk. (See the Fund Prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")

PORTFOLIO                              INVESTMENT OBJECTIVE
Managed Portfolio                      -  This Portfolio seeks the highest level of total
                                          investment return through income and capital
                                          appreciation. The Portfolio pursues this objective
                                          through a fully managed investment policy consisting of
                                          investments in the following three market sectors:
                                          (1) common stocks and other equity securities; (2) high
                                          grade debt securities and preferred stocks of the type in
                                          which the High Grade Bond Portfolio may invest; and
                                          (3) money market instruments of the type in which the
                                          Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          pursues this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE F.D.I.C. OR ANY GOVERNMENT AGENCY. THERE IS NO
                                          ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                          STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing primarily
                                          in common stocks of well-capitalized, established
                                          companies.


T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund. The following three portfolios are available under the Policy:

PORTFOLIO                              INVESTMENT OBJECTIVE
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap common
                                          stocks with the potential for above-average earnings
                                          growth. The investment adviser defines mid-cap companies
                                          as those whose market capitalization falls within the
                                          range of companies in the Standard & Poor's Mid-Cap 400
                                          Index.
New America Growth Portfolio           -  This Portfolio seeks growth of capital by investing
                                          primarily in the common stocks of companies operating in
                                          sectors the investment adviser believes will be the
                                          fastest-growing in the U.S. Fast-growing companies can be
                                          found across an array of industries in today's "new
                                          America."
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds, and 10% money
                                          market securities.



T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Funds. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio. The following portfolios are available under the Policy.

PORTFOLIO                              INVESTMENT OBJECTIVE
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 65% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.
Fidelity VIP II                        -  This Portfolio seeks capital appreciation by investing in
Contrafund(-Registered Trademark-)        securities of companies whose value the adviser believes
Portfolio                                 is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP II Index 500 Portfolio    -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP III Growth & Income       -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.


    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Cash Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $25,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $25,000.

    The effective date of insurance coverage under the Policy will be the later of:

         -  the Policy Date,

         - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

         -  the date when we receive the full initial premium at the Home
            Office.

    The Policy Date will be the later of (1) the date of the initial application, or (2) the date we receive any additional information at the Home Office if our underwriting rules require additional medical or other information.

    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.
--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month (for Policies established through a monthly premium payment mode), or an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deductions for the first two Policy months (for Policies established through a quarterly, semi-annual or annual premium payment mode). Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date.

    The Company offers a conversion program for its term insurance or Executive Term policies. Under this program, owners of one of our term policies can elect to convert their term insurance policy to a permanent insurance policy, including the Policy, provided the conversion is done prior to the expiration of the conversion privilege stated in the term policy. Upon conversion, we will credit to the initial premium for the Policy an amount equal to the annual premium paid on the term policy, up to a limit of $5 per $1,000 of the term insurance face amount. Custom Term II contains a Premium Credit Benefit that allows the policyowner credit towards the purchase of a Policy at any time between the first and sixth policy anniversaries on their term policy. Upon exercise of this benefit, we will credit to the initial premium for the Policy an amount equal to the annual premium paid on the term policy, up to a limit of $5 per $1,000 of the term insurance face amount. The existing Custom Term II policy need not be canceled to use this benefit. We will treat these credits as a premium for purposes of Policy provisions applicable to premiums, such as deduction of the premium expense charge. Please see your registered representative for more information. Registered representatives receive a commission upon a conversion.

    PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send periodic reminder notices to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of the Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Cash Value. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the total amount of actual premiums you have paid with the cumulative Death Benefit Guarantee Monthly Premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if the Policy's Net Cash Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

         FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial surrenders have been taken and you have made no Policy changes. Your Death Benefit Guarantee Monthly Premium is $100 and the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

         In this example, the death benefit guarantee premium requirement is satisfied because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

         However, assuming you had requested a partial surrender of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial surrender ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

    The amount of the death benefit guarantee premium is actuarially determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee premium will change if you change either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting classes. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either

             (1) before the date we obtain a signed notice from you that you have received the Policy, or

             (2) before the end of 25 days after the Delivery Date (the date we issue and mail the Policy to you).

    Upon the earlier of (1) or (2) above, we will automatically allocate the Cash Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior cash values.

--------------------------------------------------------------------------------

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

    You may cancel the Policy by delivering or mailing written notice or sending a telegram to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

    With respect to all Policies, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the sum of:

        - the Cash Value on the Business Day on or next following the date we receive the Policy at the Home Office,

        -   any premium expense charges we deducted,

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and

        - amounts approximating the daily mortality and expense risk charges against the Variable Account.

    (Owners in the state of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges we deducted from premiums, Cash Value and the Variable Account, or (2) premiums paid.)
--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative Death Benefit Guarantee Premium requirement on each Monthly Deduction Day. (See "THE POLICY -- Premiums -- DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Cash Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS--Policy Proceeds.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Cash Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.
--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

    The Company will permit the owner of a flexible premium fixed-benefit life insurance policy ("fixed-benefit policy") issued by the Company, within 12 months of the policy date shown in such policy, to exchange his fixed-benefit policy (forms #434-112 and #834-112 only) for a Policy on the life of the Insured. After the first 12 months following the policy date shown in these fixed-benefit policies (as well as certain other fixed-benefit policies issued by the Company), we will permit the owner of such policy to exchange his fixed-benefit policy for a Policy when the owner applies for an increase of $25,000 or more in Specified Amount. The Policy Date will be the date you sign the application for the Policy. Riders issued on the original fixed-benefit policy which are not offered in the Policy will not be available on the new Policy. Riders which are available may be exchanged to the new Policy.

    If an exchange occurs in the first 12 months from the fixed-benefit policy's policy date:

        - the Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy,

        - the Policy will require no evidence of insurability to exercise the exchange privilege, and

        - we will place the Insured in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event we will place the Insured in the premium class applicable to such increase in specified amount with respect to the entire Specified Amount under the Policy.

    If an exchange occurs after the first 12 months from the fixed benefit policy's policy date:

        - the Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy plus the increase to purchase a Policy,

        - the increase in Specified Amount will require underwriting to exercise the exchange privilege,

        - we will place the Insured in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event we will place the Insured in the premium class applicable to such increase in specified amount with respect to the entire amount exchanged,

        - with regard to the increase in Specified Amount, we will place the Insured in the premium class applicable to the increase,

        - the incontestable and suicide provisions of the Policy will apply only to the increased amount of coverage, except for any period remaining on the fixed-benefit policy, and

        - registered representatives will receive commissions on the increase in Specified Amount only.

    The Company will initially allocate the net cash value of the fixed-benefit policy to the Declared Interest Option. When we receive, at our Home Office, a notice signed by you that the Policy has been received, the Company will automatically allocate the Policy's Cash Value in the Declared Interest Option, without charge, among the Subaccounts and the Declared Interest Option pursuant to the allocation instructions set forth in the application for the Policy.

    The Company will waive the premium expense charge on the net cash value of the fixed-benefit policy applied to the Policy pursuant to an exchange. In addition, the Company will assess the First Year Monthly Administrative Charge only to the extent that the Company has not assessed 12 monthly per $1,000 charges under the fixed-benefit policy. We will assess the First Year Monthly Administrative Charge on an increase in Specified Amount related to a fixed-benefit policy exchanged after the first 12 months. Otherwise, we will make charges and deductions in the manner and amounts described elsewhere in the Prospectus. (See "CHARGES AND DEDUCTIONS")

    We will not permit an exchanging owner to carry over an outstanding loan under his fixed-benefit policy. Any outstanding loan and loan interest must be repaid prior to the date of exchange. If not repaid prior to the date of exchange, the Company will reflect the amount of the outstanding loan and interest thereon in the net cash value of the fixed-benefit policy. To the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). (See "FEDERAL TAX MATTERS--Tax Treatment of Policy Benefits").

    The Company believes that an exchange of a fixed-benefit policy for a Policy generally should be treated as a nontaxable exchange within the meaning of
    Section 1035 of the Internal Revenue Code of 1986, as amended. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. If you surrender your fixed-benefit policy in whole or in part, and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income. (See "FEDERAL TAX MATTERS--Tax Treatment of Policy Benefits.")

    The Policy differs from a fixed-benefit policy in many significant respects. Most importantly, the Cash Value under this Policy may consist, entirely on in part, of Subaccount value which fluctuates in response to the net investment return of the Variable Account. In contrast, the cash values under a fixed-benefit policy always reflect interest credited by the Company. While we guarantee a minimum rate of interest, we have previously credited interest at higher rates. Accordingly, cash values under a fixed-benefit policy reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Owners of a fixed-benefit policy should carefully consider whether it will be advantageous to replace a fixed-benefit policy with a Policy (or to surrender in full or in part a fixed-benefit policy and use the surrender or partial surrender proceeds to purchase a Policy). Owners of a fixed-benefit policy should consult their tax advisers before exchanging a fixed-benefit policy for this Policy, or before surrendering in whole or in part their fixed-benefit policy and using the proceeds to purchase a Policy.

--------------------------------------------------------------------------------

POLICY BENEFITS
--------------------------------------------------------------------------------

    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Cash Value by completely or partially surrendering the Policy. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------

CASH VALUE BENEFITS

    SURRENDER PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy in whole or in part by sending a written request to the Company at our Home Office. A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2% of the amount requested. (See "CHARGES AND DEDUCTIONS--Surrender Charge"). We ordinarily mail surrender proceeds to the Policyowner within seven days after we receive a signed request for a surrender at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    COMPLETE SURRENDERS. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period when we receive the request, less the Surrender Charge. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Net Cash Value, all insurance in force will terminate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

    PARTIAL SURRENDERS. A Policyowner may obtain a portion of the Policy's Net Cash Value upon partial surrender of the Policy.

        -   A partial surrender must be at least $500.

        - A partial surrender cannot exceed the lesser of (1) the Net Cash Value less $500 or (2) 90% of the Net Cash Value.

    We deduct the Surrender Charge from the remaining Cash Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").

    We will allocate a partial surrender (together with the Surrender Charge) among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's written instructions. If we do not receive any such instructions with the request for partial surrender, we will allocate the partial surrender among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value on the date we receive the request at the Home Office.

    Partial surrenders will affect both the Policy's Cash Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Cash Value will be reduced by the amount of the partial surrender.

        - If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender.

    If Option B is in effect at the time of surrender, partial surrenders will reduce the Policy's Specified Amount by the amount of Cash Value surrendered. If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, we will not process any partial surrender that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS."

    NET CASH VALUE. Net Cash Value equals the Policy's Cash Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    CALCULATING CASH VALUE. The Policy provides for the accumulation of Cash Value. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Cash Value on each Business Day, and there is no guaranteed minimum Cash Value.

        -   Cash Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial surrenders,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Cash Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Cash Value is allocated.

    As of the Policy Date, the Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

    On the Business Day coinciding with or immediately following the date we receive notice that the Policyowner has received the Policy, but no later than 25 days after the Delivery Date, we will automatically transfer the Cash Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

        - The total Subaccount units represented by the Cash Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Cash Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Cash Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        - All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value set at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

        (a) is (1) the Net Asset Value of the net assets of the Subaccount at the end of the preceding Valuation Period, PLUS

             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

             (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at
            (800) 247-4170.

        - The amount of the transfer must be at least $100, or if less than $100, the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.

        - The first transfer in each Policy Year is free. Each time you subsequently transfer amounts in that Policy Year, we may assess a transfer charge of $25. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.
--------------------------------------------------------------------------------

LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Cash Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Cash Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy's Cash Value in each Subaccount bears to the Policy's total Cash Value in the Variable Account. We will determine Cash Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions:

        (1) the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8%);

        (2) any increase in the interest rate may not exceed 1% per calendar year; and

        (3) changes in the interest rate may not occur more often than once in any twelve-month period. We will send you notice of any change in rate. The new rate will take effect on the Policy Anniversary coinciding with or next following the date we change the rate.

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and we will credit it to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6.0%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Cash Value, which is equal to Cash Value less Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore the greater the Policy Debt under a Policy, the more likely it would be to lapse.

    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Cash Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY
            BENEFITS--Payment Options.")

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.


    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee premium requirement by comparing the total amount of actual premiums you have paid with the cumulative Death Benefit Guarantee Monthly Premiums. If you meet the death benefit guarantee premium requirement, then your Policy will not enter a grace period even if the Net Cash Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:


             (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

             (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under Option A, the death benefit will be equal to the greater of

        (1)  the sum of the current Specified Amount and the Cash Value, or

        (2)  the Cash Value multiplied by the specified amount factor.

    We will determine Cash Value as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor.

The specified amount factor is the same as under Option A. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Cash Value, rather than increased death benefits, Policyowners generally should select Option B.

Appendix B shows examples illustrating Option A and Option B.

CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Cash Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Cash Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially surrendering Cash Value.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

    - A decrease in the Specified Amount will, subject to the applicable specified amount factor limitations (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

    - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

    - If you elect Option B, an increased level of premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

    - A partial surrender will reduce the death benefit. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial surrender is to withdraw cash and reduce Cash Value.

In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased. A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")
--------------------------------------------------------------------------------

ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the

    Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.

    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.
--------------------------------------------------------------------------------

BENEFITS AT MATURITY

    If the Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The Maturity Date is Attained Age 95.

    Prior to the Maturity Date, your Policy may be exchanged for a universal life policy to provide you continued coverage to age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.
--------------------------------------------------------------------------------

PAYMENT OPTIONS

    We may pay death proceeds and Cash Value due at maturity, or upon complete or partial surrender of a Policy in whole or in part under a payment option. There are currently five payment options available. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any manner acceptable to us.

    You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additonal interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE PAYMENT OPTION. The Company may make available alternative payment options.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume, some of which are described below.

SERVICES AND BENEFITS WE PROVIDE:              -   the death benefit, cash and loan benefits
                                                   under the Policy
                                               -   investment options, including premium
                                                   allocations
                                               -   administration of elective options
                                               -   the distribution of reports to Policyowners

COSTS AND EXPENSES WE INCUR:                   -   costs associated with processing and
                                                   underwriting applications, issuing and
                                                   administering the Policy (including any
                                                   Policy riders)
                                               -   overhead and other expenses for providing
                                                   services and benefits
                                               -   sales and marketing expenses
                                               -   other costs of doing business, such as
                                                   collecting premiums, maintaining records,
                                                   processing claims, effecting transactions,
                                                   and paying Federal, state and local premium
                                                   and other taxes and fees

RISKS WE ASSUME:                               -   that the cost of insurance charges we may
                                                   deduct are insufficient to meet our actual
                                                   claims because Insureds die sooner than we
                                                   estimate
                                               -   that the costs of providing the services
                                                   and benefits under the Policies exceed the
                                                   charges we deduct

    The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.

    SALES CHARGE. We deduct a sales charge equal to 5% of the premium from each premium to compensate us for expenses incurred in distributing the Policy. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy and from our general assets, including amounts derived from the mortality and expense risk charge.

    PREMIUM TAXES. Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2% of every premium for these taxes. Premium taxes vary from state to state. The deduction represents an amount we consider necessary to pay all premium taxes imposed by the states and any subdivisions thereof. We reserve the right to change the amount of this premium tax charge.

--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct certain charges monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Cash Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly administrative charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;

        (b)  is 1.0036748(1); and

        (c)   is the Cash Value.

    We determine the Specified Amount and the Cash Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Cash Value a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, premium class and age at last birthday on the effective

------------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

    date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Policies have been in force the same length of time.

    The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. (The Company may offer preferred classes in addition to the standard tobacco and non-tobacco classes.) Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.

    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Cash Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

    MONTHLY ADMINISTRATIVE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $3 monthly administrative charge against each Policy. Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.

    FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct monthly administrative charges from Cash Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. We base the charges deducted during the first 12 Policy Months on the Insured's Attained Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured's age at last birthday on the effective date of the increase.

    The first year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

                        $25,000      $50,000      $100,000
AGE                    TO $49,999   TO $99,999   TO $249,000   $250,000+
0-25                      $0.20        $0.15        $0.10        $0.05
26                         0.21         0.16         0.11         0.06
27                         0.22         0.17         0.12         0.06
28                         0.23         0.18         0.13         0.07
29                         0.24         0.19         0.14         0.07
30                         0.25         0.20         0.15         0.08
31                         0.26         0.21         0.16         0.08
32                         0.27         0.22         0.17         0.09
33                         0.28         0.23         0.18         0.09
34                         0.29         0.24         0.19         0.10
35                         0.30         0.25         0.20         0.10
36                         0.31         0.26         0.21         0.11
37                         0.32         0.27         0.22         0.11
38                         0.33         0.28         0.23         0.12
39                         0.34         0.29         0.24         0.12
40                         0.35         0.30         0.25         0.13
41                         0.36         0.31         0.26         0.13
42                         0.37         0.32         0.27         0.14
43                         0.38         0.33         0.28         0.14
44                         0.39         0.34         0.29         0.15
45                         0.40         0.35         0.30         0.15
46                         0.41         0.36         0.31         0.16
47                         0.42         0.37         0.32         0.16
48                         0.43         0.38         0.33         0.17
49                         0.44         0.39         0.34         0.17
50                         0.45         0.40         0.35         0.18
51                         0.46         0.41         0.36         0.18
52                         0.47         0.42         0.37         0.19
53                         0.48         0.43         0.38         0.19
54                         0.49         0.44         0.39         0.20
55 & up                    0.50         0.45         0.40         0.20

--------------------------------------------------------------------------------

TRANSFER CHARGE


    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Policy Year to compensate us for the costs in making the transfer.


        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

    Currently there is no charge for changing the net premium allocation instructions.
--------------------------------------------------------------------------------

SURRENDER CHARGE

    Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered to compensate us for costs incurred in accomplishing the surrender. We deduct the surrender charge from the remaining Cash Value.
--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee not to increase this charge for the duration of the Policy. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Fund's Investment Option.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.
--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the General Account.
--------------------------------------------------------------------------------

DECLARED INTEREST OPTION CASH VALUE

    Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year, and might not do so. Any interest credited on the Policy's Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by us, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy's Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which we credit, less the sum of all policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.
--------------------------------------------------------------------------------

TRANSFERS, SURRENDERS AND POLICY LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge of $25 in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Cash Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

    We may delay transfers and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION

    If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating suicide provisions under the new policy.

--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        -   the Cash Value in each Subaccount and in the Declared Interest
            Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial surrenders made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Cash Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences. [See "FEDERAL TAX MATTERS."]
--------------------------------------------------------------------------------

THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.

--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        -  Universal Cost of Living Increase;

        -  Universal Waiver of Charges;

        -  Universal Adult Term Insurance;

        -  Universal Children's Term Insurance;

        -  Death Benefit Guarantee; and

        -  Universal Guaranteed Insurability Option.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"). EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). EquiTrust Marketing, an affiliate of the Company, currently receives annual compensation of $100 per registered representative for acting as principal underwriter.


    Writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of excess premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 5% of minimum initial premiums and 4% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in minimum initial premiums may be paid during the first year following an increase in Specified Amount.


    These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present

    Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (I.E., a premium class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS.
    Distributions other than death benefits from a Policy that is not classified as a modified endowment contract, including complete and partial surrenders, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


    Loans from or secured by a Policy that is not a modified endowment contract will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult your tax adviser about any such loan.


    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOAN INTEREST. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

    MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing a Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS OF FARM BUREAU LIFE INSURANCE COMPANY

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.


      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Eric K. Aasmundstad             Farmer; President and Director, North Dakota Farm Bureau Federation;
Director                          Director, FBL Financial Group, Inc. and other affiliates of the foregoing, NODAK Mutual Insurance Company and FB Bancorp.
Stanley R. Ahlerich             Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing; President, Kansas Farm Bureau;
                                  Director, American Farm Bureau Federation and Commerce Bank of
                                  Wichita.
Kenneth R. Ashby                Farmer; President, Utah Farm Bureau Federation and other affiliates
Director                          of the foregoing and Ashby's Valley View Farms; Vice President and
                                  Director, Utah Farm Bureau Insurance Co.; Director, Millard County
                                  Water Conservancy District, American Farm Bureau Federation and
                                  affiliated companies, Multi States Farmers Service Co., FBL
                                  Financial Group, Inc. and Universal Assurors Life Insurance
                                  Company
Al Christopherson               Farmer; President, Minnesota Farm Bureau Federation; Director,
Director                          American Farm Bureau Federation, FBL Financial Group, Inc. and
                                  other affiliates of the foregoing.
Kenny J. Evans                  Farmer; President and Director, Arizona Farm Bureau Federation;
Director                          Director, FBL Financial Group, Inc. and other affiliates of the foregoing.
Alan L. Foutz                   Farmer; President, Colorado Farm Bureau Federation and Colorado Farm
Director                          Bureau Mutual Insurance Company; Director, American Farm Bureau
                                  Insurance Services and Farm Bureau Bank.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Karen J. Henry                  Farmer; President and Director, Wyoming Farm Bureau Federation and
Director                          Mountain West Farm Bureau Mutual Insurance Company; Second Vice
                                  Chair and Director, FBL Financial Group, Inc.; Director, Western
                                  Agricultural Insurance Company and other affiliates of the foregoing.
Craig D. Hill                   Farmer; President, CAPA Hill, Inc.; Director, Farm Bureau Mutual
Director                          Insurance Company and other affiliates of the foregoing.
Daniel L. Johnson               Farmer, Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
Richard G. Kjerstad             Farmer; President and Director, South Dakota Farm Bureau Federation
Director                          and other affiliates of the foregoing; Director, FBL Financial
                                  Group, Inc. and other affiliates of the foregoing.
G. Steven Kouplen               Farmer; President, Oklahoma Farm Bureau Federation; Director,
Director                          American Farm Bureau Federation and Oklahoma Rural Electric Coop.
Craig A. Lang                   Dairy Farmer; Director, Growmark, Inc. and Utah Farm Bureau
Director                          Insurance Company; Vice President and Director, Farm Bureau Mutual
                                  Insurance Company, and other affiliates of the foregoing; Vice
                                  President, Universal Assurors Life Insurance Company
Lindsey D. Larson               Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
David L. McClure                Farmer; President, Montana Farm Bureau Federation; Vice President
Director                          and Director, Mountain West Farm Bureau Mutual Insurance Company;
                                  Director, FBL Financial Group, Inc. and other affiliates of the foregoing.
Bryce P. Neidig                 Farmer; President, Nebraska Farm Bureau Federation and other
Director                          affiliates of the foregoing; Director, American Farm Bureau
                                  Federation and other affiliates of the foregoing; Western
                                  Agricultural Insurance Co. and other affiliates of the foregoing,
                                  FBL Financial Group, Inc. and other affiliates of the foregoing and Blue Cross/Blue Shield of Nebraska
Howard D. Poulson               Farmer; President, Wisconsin Farm Bureau Federation and other
Director                          affiliates of the foregoing and Midwest Livestock Producers;
                                  Director, American Farm Bureau Federation, FBL Financial
                                  Group, Inc. and other affiliates of the foregoing
Frank S. Priestley              Farmer; President and Director, Idaho Farm Bureau Federation and
Director                          other affiliates of the foregoing; Director, FBL Financial
                                  Group, Inc. and other affiliates of the foregoing and Farm Bureau
                                  Bank
Sally A. Puttman                Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
John J. VanSweden               Farmer and Rancher; President and Director, New Mexico Farm and
Director                          Livestock Bureau and Western Farm Bureau Mutual Insurance Company;
                                  Director, FBL Financial Group, Inc. and other affiliates of the foregoing.
Edward M. Wiederstein           Farmer; Chairman and Director, FBL Financial Group, Inc.; President
President and Director            and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing and Farm Bureau Agricultural Business Corporation;
                                  Director, Multi-Pig Corporation, Western Agricultural Insurance
                                  Company and other affiliates of the foregoing.
William J. Oddy                 Chief Executive Officer and Management Director, FBL Financial
Chief Executive Officer           Group, Inc.
Jerry C. Downin                 Senior Vice President and Secretary-Treasurer, Iowa Farm Bureau
Senior Vice President and         Federation and other affiliates of the foregoing; Senior Vice
Secretary-Treasurer               President, Secretary-Treasurer and Management Director FBL
                                  Financial Group, Inc.
Stephen M. Morain               Senior Vice President, General Counsel and Management Director, FBL
Senior Vice President and         Financial Group, Inc.
General Counsel
JoAnn Rumelhart                 Executive Vice President and General Manager-Life Cos., FBL
Executive Vice President and      Financial Group, Inc.
General Manager
Timothy J. Hoffman              Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer
Barbara J. Moore                Vice President - Property/Casualty Operations, FBL Financial
Vice President                    Group, Inc.
John M. Paule                   Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer
Lynn E. Wilson                  Vice President - Life Sales, FBL Financial Group, Inc.
Vice President - Life Sales
LouAnn Sandburg                 Vice President - Investments and Assistant Treasurer, FBL Financial
Vice President - Investments      Group, Inc.
and Assistant Treasurer
Thomas E. Burlingame            Vice President - Associate General Counsel, FBL Financial
Vice President - Associate        Group, Inc.
General Counsel
James P. Brannen                Vice President - Controller, FBL Financial Group, Inc.
Vice President - Controller
Jan Sewright                    Insurance Accounting Vice President, FBL Financial Group, Inc.
Insurance Accounting Vice
President

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Dennis M. Marker                Vice President - Investment Administration, FBL Financial Group,
Vice President - Investment       Inc.
Administration
Paul Grinvalds                  Vice President - Life Administration Appointed Actuary, FBL
Vice President - Life             Financial Group, Inc.
Administration
Ronald J. Palmer                Agency Services Vice President, FBL Financial Group, Inc.
Agency Services Vice President
Christopher G. Daniels          Life Product Development and Pricing Vice President, FBL Financial
Life Product Development and      Group, Inc.
Pricing Vice President
James M. Mincks                 Vice President - Human Resources, FBL Financial Group, Inc.
Vice President - Human
Resources
Don Seibel                      Vice President - Accounting, FBL Financial Group, Inc.
Vice President - Accounting
Scott Shuck                     Vice President - Marketing Services, FBL Financial Group, Inc.
Vice President - Marketing
Services
Jim Streck                      Vice President - Life Underwriting, Issue, and Alliance
Vice President - Life             Administration FBL Financial Group, Inc.
Underwriting, Issue, and
Alliance Administration
Blake D. Weber                  Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President
Doug Gumm                       Vice President - Information Technology, FBL Financial Group, Inc.
Vice President - Information
Technology
James A. Pugh                   Assistant General Counsel, FBL Financial Group, Inc.
Assistant General Counsel
Bob Gray                        Vice President - Agency, FBL Financial Group, Inc.
Vice President - Agency
Kermit J. Larson                Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President
Larry W. Riley                  Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President
John F. Mottet                  Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President
Cyrus S. Winters                Agency Administration Vice President, Farm Bureau Life Insurance
Agency Administration Vice        Company
President
Michael J. Tousley              Regional Vice President, Farm Bureau Life Insurance Company
Regional Vice President
Ronnie G. Lee                   Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President
Art Sieler                      Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President

--------------------------------------------------------------------------------


LEGAL MATTERS


    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
--------------------------------------------------------------------------------


EXPERTS




    The financial statements of the Variable Account at December 31, 2000 and for the periods disclosed in the financial statements, and the financial statements and schedules of the Company at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

--------------------------------------------------------------------------------

OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Variable Account's statements of net assets as of December 31, 2000 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2000 and 1999, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein.

                   (This page has been left blank intentionally.)

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Participants
Farm Bureau Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of Farm Bureau Life Variable Account (comprised of the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market, Blue Chip, Growth, Overseas, Contrafund, Index 500, Growth & Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts) as of
December 31, 2000, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the respective subaccounts of Farm Bureau Life Variable Account at December 31, 2000, and the individual and combined results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP
Des Moines, Iowa
February 23, 2001

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 2000


ASSETS
Investments in EquiTrust Variable Insurance Series Fund:
  Value Growth Subaccount:
    Value Growth Portfolio, 2,594,699.79 shares at net asset
     value of $9.92 per share (cost: $29,581,532)             $ 25,739,422
  High Grade Bond Subaccount:
    High Grade Bond Portfolio, 536,502.30 shares at net
     asset value of $9.82 per share (cost: $5,311,905)           5,268,453
  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 884,318.99 shares at net
     asset value of $8.82 per share (cost: $8,727,075)           7,799,693
  Managed Subaccount:
    Managed Portfolio, 2,385,709.31 shares at net asset
     value of $12.58 per share (cost: $28,460,550)              30,012,223
  Money Market Subaccount:
    Money Market Portfolio, 866,086.71 shares at net asset
     value of $1.00 per share (cost: $866,087)                     866,087
  Blue Chip Subaccount:
    Blue Chip Portfolio, 983,988.14 shares at net asset
     value of $39.29 per share (cost: $30,654,951)              38,660,894
Investments in Fidelity Variable Insurance Products (VIP)
  Funds:
  Growth Subaccount:
    Fidelity VIP Fund: Growth Portfolio, 182,990.54 shares
     at net asset value of $43.65 per share (cost:
     $9,139,852)                                                 7,987,537
  Overseas Subaccount:
    Fidelity VIP Fund: Overseas Portfolio, 80,245.80 shares
     at net asset value of $19.99 per share (cost:
     $1,887,895)                                                 1,604,114
  Contrafund Subaccount:
    Fidelity VIP Fund II: Contrafund Portfolio, 197,144.01
     shares at net asset value of $23.74 per share (cost:
     $5,052,063)                                                 4,680,199
  Index 500 Subaccount:
    Fidelity VIP Fund II: Index 500 Portfolio, 36,438.86
     shares at net asset value of $149.53 per share (cost:
     $5,796,210)                                                 5,448,703
  Growth & Income Subaccount:
    Fidelity VIP Fund III: Growth & Income Portfolio,
     169,975.73 shares at net asset value of $15.26 per
     share (cost: $2,714,937)                                    2,593,830
Investments in T. Rowe Price Equity Series, Inc.:
  Mid-Cap Growth Subaccount:
    Mid-Cap Growth Portfolio, 195,082.80 shares at net asset
     value of $18.43 per share (cost: $3,448,396)                3,595,376
  New America Growth Subaccount:
    New America Growth Portfolio, 85,660.90 shares at net
     asset value of $20.91 per share (cost: $2,118,991)          1,791,169
  Personal Strategy Balanced Subaccount:
    Personal Strategy Balanced Portfolio, 160,078.90 shares
     at net asset value of $15.54 per share (cost:
     $2,550,690)                                                 2,487,626
Investment in T. Rowe Price International Series, Inc.:
  International Stock Subaccount:
    International Stock Portfolio, 58,265.04 shares at net
     asset value of $15.07 per share (cost: $1,012,810)            878,054
                                                              ------------
Total investments (cost: $137,323,944)                         139,413,380
LIABILITIES                                                             --
                                                              ------------
COMBINED NET ASSETS                                           $139,413,380
                                                              ============


                                                                                                EXTENDED
                                                                   UNITS         UNIT VALUE      VALUE
                                                              --------------------------------------------
Net assets are represented by:
  Value Growth Subaccount                                     1,350,662.725684   $19.056883   $ 25,739,422
  High Grade Bond Subaccount                                    243,285.956466    21.655391      5,268,453
  High Yield Bond Subaccount                                    317,579.126165    24.559843      7,799,693
  Managed Subaccount                                          1,096,188.088544    27.378717     30,012,223
  Money Market Subaccount                                        57,077.418866    15.173894        866,087
  Blue Chip Subaccount                                          864,435.015519    44.723887     38,660,894
  Growth Subaccount                                             728,470.712933    10.964802      7,987,537
  Overseas Subaccount                                           152,170.348831    10.541565      1,604,114
  Contrafund Subaccount                                         443,449.156734    10.554082      4,680,199
  Index 500 Subaccount                                          558,345.577202     9.758657      5,448,703
  Growth & Income Subaccount                                    267,053.554234     9.712770      2,593,830
  Mid-Cap Growth Subaccount                                     287,978.310486    12.484885      3,595,376
  New America Growth Subaccount                                 188,731.980135     9.490545      1,791,169
  Personal Strategy Balanced Subaccount                         231,363.632465    10.752019      2,487,626
  International Stock Subaccount                                 85,526.844168    10.266416        878,054
                                                                                              ------------
Combined net assets                                                                           $139,413,380
                                                                                              ============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS

                                         COMBINED                      VALUE GROWTH SUBACCOUNT
                           ------------------------------------  ------------------------------------
                                        YEAR ENDED                            YEAR ENDED
                                       DECEMBER 31                           DECEMBER 31
                              2000         1999        1998         2000        1999         1998
                           --------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income          $ 5,399,012  $3,283,721  $   741,124  $  505,005  $   534,663  $    20,067
  Mortality and expense
    risk charges            (1,131,971)   (936,050)    (734,884)   (206,430)    (224,626)    (212,703)
                           --------------------------------------------------------------------------
Net investment income
  (operating loss)           4,267,041   2,347,671        6,240     298,575      310,037     (192,636)
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions            (1,145,727)    208,237       16,999  (1,180,406)    (324,893)     (36,454)
  Change in unrealized
    appreciation/
    depreciation of
    investments              1,005,468   1,317,709   (5,668,314)  4,316,794   (1,828,333)  (6,650,686)
                           --------------------------------------------------------------------------
Net gain (loss) on
  investments                 (140,259)  1,525,946   (5,651,315)  3,136,388   (2,153,226)  (6,687,140)
                           --------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations          $ 4,126,782  $3,873,617  $(5,645,075) $3,434,963  $(1,843,189) $(6,879,776)
                           ==========================================================================

                                     HIGH GRADE BOND SUBACCOUNT            HIGH YIELD BOND SUBACCOUNT
                                ------------------------------------  ------------------------------------
                                             YEAR ENDED                            YEAR ENDED
                                            DECEMBER 31                           DECEMBER 31
                                   2000         1999        1998         2000        1999         1998
                                --------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income               $   346,397  $  286,475  $   189,273  $  639,385  $   645,981  $   399,282
  Mortality and expense risk
    charges                         (43,367)    (38,630)     (26,271)    (69,171)     (70,959)     (50,840)
                                --------------------------------------------------------------------------
Net investment income
  (operating loss)                  303,030     247,845      163,002     570,214      575,022      348,442
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                    (19,326)     (4,401)       1,995     (87,258)     (15,077)       2,267
  Change in unrealized
    appreciation/ depreciation
    of investments                  191,998    (299,176)      19,999    (320,667)    (691,987)     (30,149)
                                --------------------------------------------------------------------------
Net gain (loss) on investments      172,672    (303,577)      21,994    (407,925)    (707,064)     (27,882)
                                --------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                    $   475,702  $  (55,732) $   184,996  $  162,289  $  (132,042) $   320,560
                                ==========================================================================

SEE ACCOMPANYING NOTES.

                                    MANAGED SUBACCOUNT            MONEY MARKET SUBACCOUNT           BLUE CHIP SUBACCOUNT
                           ------------------------------------  --------------------------  -----------------------------------
                                        YEAR ENDED                       YEAR ENDED                      YEAR ENDED
                                       DECEMBER 31                      DECEMBER 31                      DECEMBER 31
                              2000        1999         1998       2000     1999      1998       2000         1999        1998
                           -----------------------------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income          $1,652,607  $ 1,306,781  $    14,987  $41,187  $43,843  $114,987  $   887,912  $  380,707  $    2,528
  Mortality and expense
    risk charges             (237,362)    (258,101)    (229,740)  (6,382)  (8,932)  (20,750)    (353,628)   (310,168)   (194,580)
                           -----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  (OPERATING LOSS)          1,415,245    1,048,680     (214,753)  34,805   34,911    94,237      534,284      70,539    (192,052)
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions             (566,697)    (114,321)     (11,537)      --       --        --      646,246     663,174      60,728
  Change in unrealized
    appreciation/
    depreciation of
    investments             5,453,163   (2,139,966)  (2,491,453)      --       --        --   (5,048,531)  5,345,118   3,483,975
                           -----------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
  INVESTMENTS               4,886,466   (2,254,287)  (2,502,990)      --       --        --   (4,402,285)  6,008,292   3,544,703
                           -----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $6,301,711  $(1,205,607) $(2,717,743) $34,805  $34,911  $ 94,237  $(3,868,001) $6,078,831  $3,352,651
                           =====================================================================================================

                                       GROWTH SUBACCOUNT               OVERSEAS SUBACCOUNT             CONTRAFUND SUBACCOUNT
                                -------------------------------  -------------------------------  -------------------------------
                                                PERIOD FROM                      PERIOD FROM                      PERIOD FROM
                                                MAY 4, 1999                      MAY 4, 1999                      MAY 4, 1999
                                YEAR ENDED    (DATE OPERATIONS   YEAR ENDED    (DATE OPERATIONS   YEAR ENDED    (DATE OPERATIONS
                                DECEMBER 31  COMMENCED) THROUGH  DECEMBER 31  COMMENCED) THROUGH  DECEMBER 31  COMMENCED) THROUGH
                                   2000       DECEMBER 31 1999      2000       DECEMBER 31 1999      2000       DECEMBER 31 1999
                                -------------------------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income               $  379,584        $     --        $  45,731        $    --         $ 281,306        $     --
  Mortality and expense risk
    charges                        (58,090)         (4,982)         (10,592)          (441)          (32,732)         (3,976)
                                -------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  (OPERATING LOSS)                 321,494          (4,982)          35,139           (441)          248,574          (3,976)
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                    22,005             957            2,226            146            (1,755)            422
  Change in unrealized
    appreciation/ depreciation
    of investments              (1,482,464)        330,149         (323,803)        40,022          (555,744)        183,880
                                -------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS  (1,460,459)        331,106         (321,577)        40,168          (557,499)        184,302
                                -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                    $(1,138,965)      $326,124        $(286,438)       $39,727         $(308,925)       $180,326
                                =================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                               INDEX 500 SUBACCOUNT          GROWTH & INCOME SUBACCOUNT
                                          -------------------------------  -------------------------------
                                                          PERIOD FROM                      PERIOD FROM
                                                          MAY 4, 1999                      MAY 4, 1999
                                          YEAR ENDED    (DATE OPERATIONS   YEAR ENDED    (DATE OPERATIONS
                                          DECEMBER 31  COMMENCED) THROUGH  DECEMBER 31  COMMENCED) THROUGH
                                             2000       DECEMBER 31 1999      2000       DECEMBER 31 1999
                                          ----------------------------------------------------------------
Net investment income (operating loss):
  Dividend income                          $  42,689        $     --        $ 119,006        $    --
  Mortality and expense risk charges         (39,913)         (5,255)         (18,056)        (3,346)
                                          ----------------------------------------------------------------
Net investment income (operating loss)         2,776          (5,255)         100,950         (3,346)
Net realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) from
    investment transactions                   11,806             929           (4,825)           666
  Change in unrealized
    appreciation/depreciation of
    investments                             (524,497)        176,990         (171,623)        50,516
                                          ----------------------------------------------------------------
Net gain (loss) on investments              (512,691)        177,919         (176,448)        51,182
                                          ----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $(509,915)       $172,664        $ (75,498)       $47,836
                                          ================================================================

                                             MID-CAP GROWTH SUBACCOUNT      NEW AMERICA GROWTH SUBACCOUNT
                                          -------------------------------  -------------------------------
                                                          PERIOD FROM                      PERIOD FROM
                                                          MAY 4, 1999                      MAY 4, 1999
                                          YEAR ENDED    (DATE OPERATIONS   YEAR ENDED    (DATE OPERATIONS
                                          DECEMBER 31  COMMENCED) THROUGH  DECEMBER 31  COMMENCED) THROUGH
                                             2000       DECEMBER 31 1999      2000       DECEMBER 31 1999
                                          ----------------------------------------------------------------
Net investment income:
  Dividend income                          $  60,347        $  9,851        $ 195,545        $36,179
  Mortality and expense risk charges         (22,246)         (2,463)         (13,077)        (1,552)
                                          ----------------------------------------------------------------
Net investment income                         38,101           7,388          182,468         34,627
Net realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) from
    investment transactions                   38,775           1,413           (7,694)          (102)
  Change in unrealized
    appreciation/depreciation of
    investments                               49,702          97,278         (353,271)        25,449
                                          ----------------------------------------------------------------
Net gain (loss) on investments                88,477          98,691         (360,965)        25,347
                                          ----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $ 126,578        $106,079        $(178,497)       $59,974
                                          ================================================================

SEE ACCOMPANYING NOTES.

                                          PERSONAL STRATEGY BALANCED SUBACCOUNT      INTERNATIONAL STOCK SUBACCOUNT
                                          -------------------------------------      -------------------------------
                                                               PERIOD FROM                           PERIOD FROM
                                                               MAY 4, 1999                           MAY 4, 1999
                                            YEAR ENDED      (DATE OPERATIONS         YEAR ENDED    (DATE OPERATIONS
                                           DECEMBER 31     COMMENCED) THROUGH        DECEMBER 31  COMMENCED) THROUGH
                                               2000         DECEMBER 31 1999            2000       DECEMBER 31 1999
                                          --------------------------------------------------------------------------
Net investment income (operating loss):
  Dividend income                            $170,279            $36,143              $  32,032        $ 3,098
  Mortality and expense risk charges          (15,118)            (2,130)                (5,807)          (489)
                                          --------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)        155,161             34,013                 26,225          2,609
Net realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) from
    investment transactions                      (649)              (866)                 1,825            190
  Change in unrealized
    appreciation/depreciation of
    investments                               (55,942)            (7,122)              (169,647)        34,891
                                          --------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                (56,591)            (7,988)              (167,822)        35,081
                                          --------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $ 98,570            $26,025              $(141,597)       $37,690
                                          ==========================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          COMBINED                         VALUE GROWTH SUBACCOUNT
                                          ----------------------------------------  -------------------------------------
                                                         YEAR ENDED                              YEAR ENDED
                                                        DECEMBER 31                              DECEMBER 31
                                              2000          1999          1998         2000         1999         1998
                                          -------------------------------------------------------------------------------
Operations:
  Net investment income (operating loss)  $  4,267,041  $  2,347,671  $      6,240  $   298,575  $   310,037  $  (192,636)
  Net realized gain (loss) from
    investment transactions                 (1,145,727)      208,237        16,999   (1,180,406)    (324,893)     (36,454)
  Change in unrealized appreciation/
    depreciation of investments              1,005,468     1,317,709    (5,668,314)   4,316,794   (1,828,333)  (6,650,686)
                                          -------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  4,126,782     3,873,617    (5,645,075)   3,434,963   (1,843,189)  (6,879,776)

Capital share transactions:
  Transfers of net premiums                 30,746,290    32,496,774    39,784,341    5,032,278    6,543,037    7,160,411
  Transfers of surrenders and death
    benefits                                (4,069,454)   (2,752,270)   (1,743,025)    (799,351)    (662,061)    (486,854)
  Transfers of policy loans                 (2,410,927)   (1,970,025)   (1,828,958)    (433,181)    (417,587)    (571,575)
  Transfers of cost of insurance and
    transfer charges                       (14,171,841)  (11,728,318)  (10,147,284)  (2,441,214)  (2,806,598)  (2,740,952)
  Transfers between subaccounts,
    including fixed interest subaccount     11,602,271     1,268,316     3,976,174   (2,739,570)    (514,714)   4,677,943
                                          -------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions                              21,696,339    17,314,477    30,041,248   (1,381,038)   2,142,077    8,038,973
                                          -------------------------------------------------------------------------------
Total increase (decrease) in net assets     25,823,121    21,188,094    24,396,173    2,053,925      298,888    1,159,197

Net assets at beginning of period          113,590,259    92,402,165    68,005,992   23,685,497   23,386,609   22,227,412
                                          -------------------------------------------------------------------------------
Net assets at end of period               $139,413,380  $113,590,259  $ 92,402,165  $25,739,422  $23,685,497  $23,386,609
                                          ===============================================================================

SEE ACCOMPANYING NOTES.

                                              HIGH GRADE BOND SUBACCOUNT          HIGH YIELD BOND SUBACCOUNT
                                          ----------------------------------  ----------------------------------
                                                      YEAR ENDED                          YEAR ENDED
                                                     DECEMBER 31                         DECEMBER 31
                                             2000        1999        1998        2000        1999        1998
                                          ----------------------------------------------------------------------
Operations:
  Net investment income (operating loss)  $  303,030  $  247,845  $  163,002  $  570,214  $  575,022  $  348,442
  Net realized gain (loss) from
    investment transactions                  (19,326)     (4,401)      1,995     (87,258)    (15,077)      2,267
  Change in unrealized appreciation/
    depreciation of investments              191,998    (299,176)     19,999    (320,667)   (691,987)    (30,149)
                                          ----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  475,702     (55,732)    184,996     162,289    (132,042)    320,560

Capital share transactions:
  Transfers of net premiums                  932,293     942,004     769,738   1,286,854   1,692,093   1,543,162
  Transfers of surrenders and death
    benefits                                (108,821)    (76,890)    (45,616)   (233,254)   (152,098)    (86,660)
  Transfers of policy loans                  (52,495)    (73,531)    (54,423)   (100,156)   (161,882)   (111,558)
  Transfers of cost of insurance and
    transfer charges                        (476,025)   (454,523)   (284,583)   (733,777)   (797,274)   (571,771)
  Transfers between subaccounts,
    including fixed interest subaccount     (176,253)    657,305     909,489    (614,083)    424,289   1,963,447
                                          ----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                               118,699     994,365   1,294,605    (394,416)  1,005,128   2,736,620
                                          ----------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      594,401     938,633   1,479,601    (232,127)    873,086   3,057,180

Net assets at beginning of period          4,674,052   3,735,419   2,255,818   8,031,820   7,158,734   4,101,554
                                          ----------------------------------------------------------------------
NET ASSETS AT END OF PERIOD               $5,268,453  $4,674,052  $3,735,419  $7,799,693  $8,031,820  $7,158,734
                                          ======================================================================

                                                   MANAGED SUBACCOUNT
                                          -------------------------------------
                                                       YEAR ENDED
                                                       DECEMBER 31
                                             2000         1999         1998
                                          -------------------------------------
Operations:
  Net investment income (operating loss)  $ 1,415,245  $ 1,048,680  $  (214,753)
  Net realized gain (loss) from
    investment transactions                  (566,697)    (114,321)     (11,537)
  Change in unrealized appreciation/
    depreciation of investments             5,453,163   (2,139,966)  (2,491,453)
                                          -------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 6,301,711   (1,205,607)  (2,717,743)
Capital share transactions:
  Transfers of net premiums                 4,605,910    6,128,165    7,504,132
  Transfers of surrenders and death
    benefits                               (1,004,762)    (742,566)    (700,821)
  Transfers of policy loans                  (417,531)    (403,498)    (581,646)
  Transfers of cost of insurance and
    transfer charges                       (2,573,612)  (3,010,804)  (2,891,340)
  Transfers between subaccounts,
    including fixed interest subaccount    (3,664,678)  (1,945,177)   5,897,873
                                          -------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                             (3,054,673)      26,120    9,228,198
                                          -------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS     3,247,038   (1,179,487)   6,510,455
Net assets at beginning of period          26,765,185   27,944,672   21,434,217
                                          -------------------------------------
NET ASSETS AT END OF PERIOD               $30,012,223  $26,765,185  $27,944,672
                                          =====================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                      MONEY MARKET SUBACCOUNT                BLUE CHIP SUBACCOUNT
                                -----------------------------------  -------------------------------------
                                            YEAR ENDED                            YEAR ENDED
                                            DECEMBER 31                           DECEMBER 31
                                  2000       1999          1998         2000         1999         1998
                                --------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)            $ 34,805  $    34,911  $     94,237  $   534,284  $    70,539  $  (192,052)
  Net realized gain (loss)
    from investment
    transactions                      --           --            --      646,246      663,174       60,728
  Change in unrealized
    appreciation/ depreciation
    of investments                    --           --            --   (5,048,531)   5,345,118    3,483,975
                                --------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                      34,805       34,911        94,237   (3,868,001)   6,078,831    3,352,651

Capital share transactions:
  Transfers of net premiums      137,021    7,269,452    15,811,356    8,459,083    7,857,875    6,995,542
  Transfers of surrenders and
    death benefits               (67,546)     (40,547)       (9,586)  (1,219,684)  (1,047,499)    (413,488)
  Transfers of policy loans       (8,218)      (5,867)       (5,560)    (852,591)    (764,466)    (504,196)
  Transfers of cost of
    insurance and transfer
    charges                      (87,785)    (331,407)     (885,590)  (4,028,883)  (3,831,788)  (2,773,048)
  Transfers between
    subaccounts, including
    fixed interest subaccount    330,086   (8,260,744)  (16,263,292)     861,140    2,702,072    6,790,714
                                --------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  capital share transactions     303,558   (1,369,113)   (1,352,672)   3,219,065    4,916,194   10,095,524
                                --------------------------------------------------------------------------
Total increase (decrease) in
  net assets                     338,363   (1,334,202)   (1,258,435)    (648,936)  10,995,025   13,448,175
Net assets at beginning of
  period                         527,724    1,861,926     3,120,361   39,309,830   28,314,805   14,866,630
                                --------------------------------------------------------------------------
Net assets at end of period     $866,087  $   527,724  $  1,861,926  $38,660,894  $39,309,830  $28,314,805
                                ==========================================================================

SEE ACCOMPANYING NOTES.

                                       GROWTH SUBACCOUNT               OVERSEAS SUBACCOUNT             CONTRAFUND SUBACCOUNT
                                -------------------------------  -------------------------------  -------------------------------
                                                PERIOD FROM                      PERIOD FROM                      PERIOD FROM
                                                MAY 4, 1999                      MAY 4, 1999                      MAY 4, 1999
                                YEAR ENDED    (DATE OPERATIONS   YEAR ENDED    (DATE OPERATIONS   YEAR ENDED    (DATE OPERATIONS
                                DECEMBER 31  COMMENCED) THROUGH  DECEMBER 31  COMMENCED) THROUGH  DECEMBER 31  COMMENCED) THROUGH
                                   2000       DECEMBER 31 1999      2000       DECEMBER 31 1999      2000       DECEMBER 31 1999
                                -------------------------------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)            $  321,494       $   (4,982)     $   35,139        $   (441)      $  248,574       $   (3,976)
  Net realized gain (loss)
    from investment
    transactions                    22,005              957           2,226             146           (1,755)             422
  Change in unrealized
    appreciation/ depreciation
    of investments              (1,482,464)         330,149        (323,803)         40,022         (555,744)         183,880
                                -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                    (1,138,965)         326,124        (286,438)         39,727         (308,925)         180,326

Capital share transactions:
  Transfers of net premiums      2,674,239          401,492         554,626          41,466        1,584,078          361,546
  Transfers of surrenders and
    death benefits                (158,485)          (8,287)        (23,439)           (562)        (104,003)          (5,150)
  Transfers of policy loans       (154,820)          (7,165)        (27,152)         (1,602)         (85,100)          (7,028)
  Transfers of cost of
    insurance and transfer
    charges                     (1,002,566)        (103,025)       (199,623)        (11,306)        (595,724)         (80,931)
  Transfers between
    subaccounts, including
    fixed interest subaccount    5,247,522        1,911,473       1,324,189         194,228        2,507,991        1,233,119
                                -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS     6,605,890        2,194,488       1,628,601         222,224        3,307,242        1,501,556
                                -------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                     5,466,925        2,520,612       1,342,163         261,951        2,998,317        1,681,882
Net assets at beginning of
  period                         2,520,612               --         261,951              --        1,681,882               --
                                -------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD     $7,987,537       $2,520,612      $1,604,114        $261,951       $4,680,199       $1,681,882
                                =================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     INDEX 500 SUBACCOUNT          GROWTH & INCOME SUBACCOUNT
                                -------------------------------  -------------------------------
                                                PERIOD FROM                      PERIOD FROM
                                                MAY 4, 1999                      MAY 4, 1999
                                YEAR ENDED    (DATE OPERATIONS   YEAR ENDED    (DATE OPERATIONS
                                DECEMBER 31  COMMENCED) THROUGH  DECEMBER 31  COMMENCED) THROUGH
                                   2000       DECEMBER 31 1999      2000       DECEMBER 31 1999
                                ----------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)            $    2,776       $   (5,255)     $  100,950       $   (3,346)
  Net realized gain (loss)
    from investment
    transactions                    11,806              929          (4,825)             666
  Change in unrealized
    appreciation/ depreciation
    of investments                (524,497)         176,990        (171,623)          50,516
                                ----------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                      (509,915)         172,664         (75,498)          47,836

Capital share transactions:
  Transfers of net premiums      2,021,456          454,944         816,272          235,063
  Transfers of surrenders and
    death benefits                (134,256)          (6,669)        (29,355)            (797)
  Transfers of policy loans       (102,412)         (37,543)        (39,465)         (32,211)
  Transfers of cost of
    insurance and transfer
    charges                       (697,661)        (104,921)       (324,346)         (61,680)
  Transfers between
    subaccounts, including
    fixed interest subaccount    2,666,222        1,726,794       1,059,314          998,697
                                ----------------------------------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                   3,753,349        2,032,605       1,482,420        1,139,072
                                ----------------------------------------------------------------
Total increase in net assets     3,243,434        2,205,269       1,406,922        1,186,908
Net assets at beginning of
  period                         2,205,269               --       1,186,908               --
                                ----------------------------------------------------------------
Net assets at end of period     $5,448,703       $2,205,269      $2,593,830       $1,186,908
                                ================================================================

SEE ACCOMPANYING NOTES.

                                                                           NEW AMERICA                   PERSONAL STRATEGY
                                   MID-CAP GROWTH SUBACCOUNT            GROWTH SUBACCOUNT               BALANCED SUBACCOUNT
                                -------------------------------  -------------------------------  -------------------------------
                                                PERIOD FROM                      PERIOD FROM                      PERIOD FROM
                                                MAY 4, 1999                      MAY 4, 1999                      MAY 4, 1999
                                YEAR ENDED    (DATE OPERATIONS   YEAR ENDED    (DATE OPERATIONS   YEAR ENDED    (DATE OPERATIONS
                                DECEMBER 31  COMMENCED) THROUGH  DECEMBER 31  COMMENCED) THROUGH  DECEMBER 31  COMMENCED) THROUGH
                                   2000       DECEMBER 31 1999      2000       DECEMBER 31 1999      2000       DECEMBER 31 1999
                                -------------------------------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)            $   38,101       $    7,388      $  182,468        $ 34,627       $  155,161        $ 34,013
  Net realized gain (loss)
    from investment
    transactions                    38,775            1,413          (7,694)           (102)            (649)           (866)
  Change in unrealized
    appreciation/ depreciation
    of investments                  49,702           97,278        (353,271)         25,449          (55,942)         (7,122)
                                -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                       126,578          106,079        (178,497)         59,974           98,570          26,025

Capital share transactions:
  Transfers of net premiums        977,265          204,120         674,099         176,795          681,821         141,296
  Transfers of surrenders and
    death benefits                 (89,162)          (4,444)        (54,926)         (4,114)         (29,997)           (234)
  Transfers of policy loans        (49,304)         (27,523)        (49,643)         (2,334)         (23,182)        (27,073)
  Transfers of cost of
    insurance and transfer
    charges                       (389,892)         (49,034)       (244,614)        (33,691)        (270,875)        (40,549)
  Transfers between
    subaccounts, including
    fixed interest subaccount    1,994,274          796,419         931,708         516,412        1,256,985         674,839
                                -------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                   2,443,181          919,538       1,256,624         653,068        1,614,752         748,279
                                -------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS     2,569,759        1,025,617       1,078,127         713,042        1,713,322         774,304
Net assets at beginning of
  period                         1,025,617               --         713,042              --          774,304              --
                                -------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD     $3,595,376       $1,025,617      $1,791,169        $713,042       $2,487,626        $774,304
                                =================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    INTERNATIONAL STOCK SUBACCOUNT
                                                    -------------------------------
                                                                    PERIOD FROM
                                                                    MAY 4, 1999
                                                    YEAR ENDED    (DATE OPERATIONS
                                                    DECEMBER 31  COMMENCED) THROUGH
                                                       2000       DECEMBER 31 1999
                                                    -------------------------------
Operations:
  Net investment income                              $  26,225        $  2,609
  Net realized gain from investment transactions         1,825             190
  Change in unrealized appreciation/depreciation
    of investments                                    (169,647)         34,891
                                                     ---------        --------
Net increase (decrease) in net assets resulting
  from operations                                     (141,597)         37,690

Capital share transactions:
  Transfers of net premiums                            308,995          47,426
  Transfers of surrenders and death benefits           (12,413)           (352)
  Transfers of policy loans                            (15,677)           (715)
  Transfers of cost of insurance and transfer
    charges                                           (105,244)        (10,787)
  Transfers between subaccounts, including fixed
    interest subaccount                                617,424         153,304
                                                     ---------        --------
Net increase in net assets resulting from capital
  share transactions                                   793,085         188,876
                                                     ---------        --------
Total increase in net assets                           651,488         226,566
Net assets at beginning of period                      226,566              --
                                                     ---------        --------
Net assets at end of period                          $ 878,054        $226,566
                                                     =========        ========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

1.  SIGNIFICANT ACCOUNTING POLICIES

Farm Bureau Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Farm Bureau Life Insurance Company (the Company) to fund flexible premium variable universal life insurance policies.

At December 31, 2000 and 1999, the Account has available fifteen separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund, Fidelity Variable Insurance Products (VIP) Funds, T. Rowe Price Equity Series, Inc. and
T. Rowe Price International Series, Inc. (the Funds), which are open-end, diversified management investment companies. Prior to May 4, 1999, only portfolios of EquiTrust Variable Insurance Series Fund were available to contract owners. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. On January 1, 1999, the Account adjusted its cost basis from the average cost method to the first-in, first-out method. This change had the effect of changing accumulated unrealized appreciation (depreciation) on investments, with an offsetting amount recorded to accumulated undistributed net realized gain (loss). This increased (decreased) the cost basis as follows for the following subaccounts: Value Growth--$137,476, High Grade--$(695), High Yield--$4,262, Managed Portfolio--$69,855, and Blue Chip--$109,361. This change had no effect on the statements of net assets at December 31, 2000 and 1999 or the statements of operations for the periods indicated herein.

Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.  EXPENSE CHARGES

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 5% sales charge (used to compensate the Company for expenses incurred in connection with the distribution of the policies) and a 2% premium tax charge (used to compensate the Company for premium taxes imposed by various states and political subdivisions).

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  EXPENSE CHARGES (CONTINUED)
$3.00 and a first year monthly charge based on age and amount of insurance inforce. The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A surrender charge equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial or full contract surrender or lapse.

3.  FEDERAL INCOME TAXES

The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

4.  INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                                                      YEAR ENDED DECEMBER 31
                                         ---------------------------------------------------------------------------------
                                                   2000                1999, EXCEPT AS NOTED               1998
                                         -------------------------   -------------------------   -------------------------
                                          PURCHASES      SALESD       PURCHASES       SALES       PURCHASES       SALES
                                         ---------------------------------------------------------------------------------
Value Growth Subaccount                  $ 1,689,794   $ 2,772,257   $ 3,887,659   $ 1,435,545   $ 8,118,646   $   272,309
High Grade Bond Subaccount                   910,173       488,444     1,495,044       252,834     1,563,605       105,998
High Yield Bond Subaccount                 1,291,204     1,115,406     2,219,821       639,671     3,250,086       165,024
Managed Subaccount                         2,431,603     4,071,031     3,600,883     2,526,083     9,450,479       437,034
Money Market Subaccount                      983,211       644,848     3,241,700     4,575,902    10,129,699    11,388,134
Blue Chip Subaccount                       4,991,231     1,237,882     6,049,674     1,062,941    10,140,344       236,872
Growth Subaccount                          7,083,355       155,971     2,195,138*        5,632*           --            --
Overseas Subaccount                        1,702,939        39,199       223,050*        1,267*           --            --
Contrafund Subaccount                      3,684,240       128,424     1,503,625*        6,045*           --            --
Index 500 Subaccount                       3,929,329       173,204     2,039,618*       12,268*           --            --
Growth & Income Subaccount                 1,662,032        78,662     1,164,539*       28,813*           --            --
Mid-Cap Growth Subaccount                  2,706,177       224,895       942,723*       15,797*           --            --
New America Growth Subaccount              1,537,928        98,836       692,381*        4,686*           --            --
Personal Strategy Balanced Subaccount      1,819,892        49,979       823,742*       41,450*           --            --
International Stock Subaccount               834,721        15,411       195,126*        3,641*           --            --
                                         ---------------------------------------------------------------------------------
Combined                                 $37,257,829   $11,294,449   $30,274,723   $10,612,575   $42,652,859   $12,605,371
                                         =================================================================================

*   Period from May 4, 1999 (date operations commenced) through December 31,
    1999.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows:

                                                                                                         NET INCREASE
                                                       UNITS SOLD              UNITS REDEEMED             (DECREASE)
                                                 -----------------------   ----------------------   -----------------------
                                                   UNITS       AMOUNT       UNITS       AMOUNT        UNITS       AMOUNT
                                                 --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
Value Growth Subaccount                             68,929   $ 1,184,790   156,379    $ 2,565,828     (87,450)  $(1,381,038)
High Grade Bond Subaccount                          27,580       563,775    22,033        445,076       5,547       118,699
High Yield Bond Subaccount                          26,693       651,819    43,120      1,046,235     (16,427)     (394,416)
Managed Subaccount                                  32,489       778,996   170,581      3,833,669    (138,092)   (3,054,673)
Money Market Subaccount                             63,745       942,024    43,175        638,466      20,570       303,558
Blue Chip Subaccount                                86,371     4,103,318    18,799        884,253      67,572     3,219,065
Growth Subaccount                                  532,213     6,703,771     7,616         97,881     524,597     6,605,890
Overseas Subaccount                                134,620     1,657,208     2,443         28,607     132,177     1,628,601
Contrafund Subaccount                              303,802     3,402,933     8,759         95,691     295,043     3,307,242
Index 500 Subaccount                               367,441     3,886,640    12,894        133,291     354,547     3,753,349
Growth & Income Subaccount                         156,428     1,543,027     6,183         60,607     150,245     1,482,420
Mid-Cap Growth Subaccount                          215,504     2,645,829    16,110        202,648     199,394     2,443,181
New America Growth Subaccount                      130,240     1,342,383     8,449         85,759     121,791     1,256,624
Personal Strategy Balanced Subaccount              159,201     1,649,613     3,360         34,861     155,841     1,614,752
International Stock Subaccount                      68,361       802,690       861          9,605      67,500       793,085
                                                 --------------------------------------------------------------------------
Combined                                         2,373,617   $31,858,816   520,762    $10,162,477   1,852,855   $21,696,339
                                                 ==========================================================================
YEAR ENDED DECEMBER 31, 1999, EXCEPT AS NOTED
Value Growth Subaccount                            189,257   $ 3,353,277    68,995    $ 1,211,200     120,262   $ 2,142,077
High Grade Bond Subaccount                          61,130     1,208,568    10,866        214,203      50,264       994,365
High Yield Bond Subaccount                          64,702     1,573,988    23,532        568,860      41,170     1,005,128
Managed Subaccount                                 100,887     2,294,102    99,688      2,267,982       1,199        26,120
Money Market Subaccount                            226,499     3,197,857   323,500      4,566,970     (97,001)   (1,369,113)
Blue Chip Subaccount                               125,509     5,668,967    16,234        752,773     109,275     4,916,194
Growth Subaccount*                                 203,941     2,195,138        67            650     203,874     2,194,488
Overseas Subaccount*                                20,073       223,050        79            826      19,994       222,224
Contrafund Subaccount*                             148,621     1,503,626       214          2,070     148,407     1,501,556
Index 500 Subaccount*                              204,462     2,039,618       663          7,013     203,799     2,032,605
Growth & Income Subaccount*                        119,371     1,164,538     2,563         25,466     116,808     1,139,072
Mid-Cap Growth Subaccount*                          89,767       932,872     1,183         13,334      88,584       919,538
New America Growth Subaccount*                      67,262       656,202       321          3,134      66,941       653,068
Personal Strategy Balanced Subaccount*              79,456       787,599     3,933         39,320      75,523       748,279
International Stock Subaccount*                     18,334       192,028       307          3,152      18,027       188,876
                                                 --------------------------------------------------------------------------
Combined                                         1,719,271   $26,991,430   552,145    $ 9,676,953   1,167,126   $17,314,477
                                                 ==========================================================================
YEAR ENDED DECEMBER 31, 1998
Value Growth Subaccount                            385,510   $ 8,156,703     5,573    $   117,730     379,937   $ 8,038,973
High Grade Bond Subaccount                          70,937     1,374,331     4,123         79,726      66,814     1,294,605
High Yield Bond Subaccount                         119,895     2,850,803     4,778        114,183     115,117     2,736,620
Managed Subaccount                                 386,282     9,435,482     8,788        207,284     377,494     9,228,198
Money Market Subaccount                            732,292    10,014,722   831,668     11,367,394     (99,376)   (1,352,672)
Blue Chip Subaccount                               263,175    10,137,815     1,127         42,291     262,048    10,095,524
                                                 --------------------------------------------------------------------------
Combined                                         1,958,091   $41,969,856   856,057    $11,928,608   1,102,034   $30,041,248
                                                 ==========================================================================

*   Period from May 4, 1999 (date operations commenced) through December 31,
    1999.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  NET ASSETS

The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 2000 consisted of:

                                                                          HIGH
                                                            VALUE         GRADE     HIGH YIELD                    MONEY
                                                            GROWTH        BOND         BOND        MANAGED        MARKET
                                            COMBINED      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                          ---------------------------------------------------------------------------------
Paid-in capital                           $121,140,205   $26,038,395   $4,232,586   $6,604,032   $22,720,950     $635,401
Accumulated undistributed net investment
  income                                    17,121,229     5,048,436    1,103,046    2,225,378     6,420,618      230,686
Accumulated undistributed net realized
  gain (loss) from investment
  transactions                                (937,490)   (1,505,299)     (23,727)    (102,335)     (681,018)          --
Net unrealized appreciation
  (depreciation) of investments              2,089,436    (3,842,110)     (43,452)    (927,382)    1,551,673           --
                                          ---------------------------------------------------------------------------------
Net assets                                $139,413,380   $25,739,422   $5,268,453   $7,799,693   $30,012,223     $866,087
                                          =================================================================================

                                           BLUE CHIP       GROWTH      OVERSEAS    CONTRAFUND     INDEX 500
                                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                          -------------------------------------------------------------------
Paid-in capital                           $28,423,991   $ 8,800,378   $1,850,825   $4,808,798    $5,785,954
Accumulated undistributed net investment
  income (loss)                               921,540       316,512       34,698      244,598        (2,479)
Accumulated undistributed net realized
  gain from investment transactions         1,309,420        22,962        2,372       (1,333)       12,735
Net unrealized appreciation of
  investments                               8,005,943    (1,152,315)    (283,781)    (371,864)     (347,507)
                                          -------------------------------------------------------------------
Net assets                                $38,660,894   $ 7,987,537   $1,604,114   $4,680,199    $5,448,703
                                          ===================================================================

                                                                        NEW       PERSONAL
                                           GROWTH &      MID-CAP      AMERICA     STRATEGY    INTERNATIONAL
                                            INCOME       GROWTH       GROWTH      BALANCED        STOCK
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                          -----------------------------------------------------------------
Paid-in capital                           $2,621,492   $3,362,719   $1,909,692   $2,363,031     $ 981,961
Accumulated undistributed net investment
  income (loss)                               97,604       45,489      217,095      189,174        28,834
Accumulated undistributed net realized
  gain (loss) from investment
  transactions                                (4,159)      40,188       (7,796)      (1,515)        2,015
Net unrealized appreciation
  (depreciation) of investments             (121,107)     146,980     (327,822)     (63,064)     (134,756)
                                          -----------------------------------------------------------------
Net assets                                $2,593,830   $3,595,376   $1,791,169   $2,487,626     $ 878,054
                                          =================================================================

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
February 5, 2001

                       FARM BUREAU LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2000         1999
                                                              ----------   ----------
ASSETS
Investments:
  Fixed maturities:
    Held for investment, at amortized cost (market:
      2000--$288,661; 1999--$337,794)                         $  284,253   $  339,362
    Available for sale, at market (amortized cost:
      2000--$2,056,320; 1999--$2,063,560)                      2,033,345    1,988,225
  Equity securities, at market (cost: 2000--$32,629;
    1999--$38,147)                                                30,781       35,345
  Mortgage loans on real estate                                  321,862      314,523
  Investment real estate, less allowances for depreciation
    of $3,061 in 2000 and $2,300 in 1999                          23,820       20,119
  Policy loans                                                   125,987      123,717
  Other long-term investments                                      1,318        4,822
  Short-term investments                                          50,035       78,101
                                                              ----------   ----------
Total investments                                              2,871,401    2,904,214

Cash and cash equivalents                                          2,484        5,889
Securities and indebtedness of related parties                    52,458       61,309
Accrued investment income                                         34,378       34,796
Accounts and notes receivable                                          7          155
Amounts receivable from affiliates                                11,657        2,458
Reinsurance recoverable                                           51,312        4,812
Deferred policy acquisition costs                                252,006      237,306
Value of insurance in force acquired                              14,264       15,894
Property and equipment, less allowances for depreciation of
  $4,487 in 2000 and $3,682 in 1999                               12,296       12,004
Current income taxes recoverable                                   8,151           --
Deferred income taxes                                                 --        7,128
Goodwill, less accumulated amortization of $4,878 in 2000
  and $4,181 in 1999                                               8,554        9,251
Other assets                                                       8,065        7,122
Assets held in separate accounts                                 327,407      256,028
                                                              ----------   ----------
Total assets                                                  $3,654,440   $3,558,366
                                                              ==========   ==========

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2000         1999
                                                              ----------   ----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Interest sensitive products                             $1,598,958   $1,626,042
      Traditional life insurance and accident and health
        products                                                 773,372      752,733
      Unearned revenue reserve                                    29,382       27,650
    Other policy claims and benefits                              10,378       10,019
                                                              ----------   ----------
                                                               2,412,090    2,416,444
  Other policyholders' funds:
    Supplementary contracts without life contingencies           170,404      160,848
    Advance premiums and other deposits                           81,739       83,258
    Accrued dividends                                             13,385       13,554
                                                              ----------   ----------
                                                                 265,528      257,660
  Amounts payable to affiliates                                      825          668
  Long-term debt                                                  40,000       40,000
  Current income taxes payable                                        --        2,304
  Deferred income taxes                                           14,524           --
  Other liabilities                                               42,309       66,237
  Liabilities related to separate accounts                       327,407      256,028
                                                              ----------   ----------
Total liabilities                                              3,102,683    3,039,341

Commitments and contingencies

Stockholder's equity:
  Preferred stock, 7 1/2% cumulative, par value $50.00 per
    share--authorized 6,000 shares                                    --           --
  Common stock, par value $50.00 per share--authorized
    994,000 shares, issued and outstanding 50,000 shares           2,500        2,500
  Additional paid-in capital                                      66,307       66,273
  Accumulated other comprehensive loss                           (22,391)     (49,882)
  Retained earnings                                              505,341      500,134
                                                              ----------   ----------
Total stockholder's equity                                       551,757      519,025
                                                              ----------   ----------
Total liabilities and stockholder's equity                    $3,654,440   $3,558,366
                                                              ==========   ==========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
Revenues:
  Interest sensitive product charges                          $ 59,780   $ 55,363   $ 52,157
  Traditional life insurance premiums                           83,830     82,569     81,752
  Accident and health premiums                                   9,654     13,361     11,721
  Net investment income                                        218,913    225,040    228,494
  Realized losses on investments                               (26,185)    (1,976)    (4,878)
  Realized gain on dividend of home office properties               --         --      5,097
  Other income                                                   1,337        623      2,100
                                                              --------   --------   --------
    Total revenues                                             347,329    374,980    376,443
Benefits and expenses:
  Interest sensitive product benefits                          127,605    123,231    122,527
  Traditional life insurance and accident and health
    benefits                                                    60,229     57,941     55,880
  Increase in traditional life and accident and health
    future policy benefits                                      19,066     19,556     21,264
  Distributions to participating policyholders                  25,043     25,360     25,818
  Underwriting, acquisition and insurance expenses              74,378     71,377     64,735
  Interest expense                                               2,585        830          8
  Other expenses                                                   196      1,045      1,324
                                                              --------   --------   --------
    Total benefits and expenses                                309,102    299,340    291,556
                                                              --------   --------   --------
                                                                38,227     75,640     84,887
Income taxes                                                   (13,215)   (25,686)   (27,235)
Equity income, net of related income taxes                      12,195      3,972      1,258
                                                              --------   --------   --------
Net income                                                    $ 37,207   $ 53,926   $ 58,910
                                                              ========   ========   ========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                        ACCUMULATED
                                                          ADDITIONAL       OTHER                      TOTAL
                                                COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                                STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                               --------   ----------   -------------   --------   -------------
Balance at January 1, 1998                      $2,500      $66,333       $ 47,122     $551,677     $667,632
  Comprehensive income:
    Net income for 1998                             --           --             --       58,910       58,910
    Change in net unrealized investment
      gains/ losses                                 --           --          2,928           --        2,928
  Total comprehensive income                                                                          61,838
  Adjustment resulting from capital
    transactions of equity investee                 --          (60)            --           --          (60)
  Dividends paid to preferred stockholders          --           --             --         (335)        (335)
  Dividend of home office properties to
    parent                                          --           --             --      (45,650)     (45,650)
  Cash dividends paid to parent                     --           --             --      (13,444)     (13,444)
                                                ------      -------       --------     --------     --------
Balance at December 31, 1998                    $2,500      $66,273       $ 50,050     $551,158     $669,981
  Comprehensive income (loss):
    Net income for 1999                             --           --             --       53,926       53,926
    Change in net unrealized investment
      gains/ losses                                 --           --        (99,932)          --      (99,932)
  Total comprehensive loss                                                                           (46,006)
  Dividend paid to preferred stockholders           --           --             --         (155)        (155)
  Dividend of short-term and fixed maturity
    securities to parent                            --           --             --      (75,000)     (75,000)
  Cash dividends paid to parent                     --           --             --      (29,795)     (29,795)
                                                ------      -------       --------     --------     --------
Balance at December 31, 1999                    $2,500      $66,273       $(49,882)    $500,134     $519,025
  Comprehensive income:
    Net income for 2000                             --           --             --       37,207       37,207
    Change in net unrealized investment
      gains/ losses                                 --           --         27,491           --       27,491
  Total comprehensive income                                                                          64,698
  Adjustment resulting from capital
    transactions of equity investee                 --           34             --           --           34
  Cash dividends paid to parent                     --           --             --      (32,000)     (32,000)
                                                ------      -------       --------     --------     --------
Balance at December 31, 2000                    $2,500      $66,307       $(22,391)    $505,341     $551,757
                                                ======      =======       ========     ========     ========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                   YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2000        1999        1998
                                                              ---------   ---------   ---------
OPERATING ACTIVITIES
Net income                                                    $  37,207   $  53,926   $  58,910
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Adjustments related to interest sensitive products:
    Interest credited to account balances                       104,896     105,121     105,604
    Charges for mortality and administration                    (58,987)    (54,229)    (52,050)
    Deferral of unearned revenues                                 2,851       2,456       2,607
    Amortization of unearned revenue reserve                       (745)     (1,318)       (888)
  Provision for depreciation and amortization                     5,456       5,687       1,111
  Equity income                                                 (12,195)     (3,972)     (1,258)
  Realized losses on investments                                 26,185       1,976       4,878
  Realized gain on dividend of home office properties                --          --      (5,097)
  Increase (decrease) in traditional life and accident and
    health benefit accruals, net of reinsurance                 (23,910)     20,552      22,305
  Policy acquisition costs deferred                             (39,954)    (34,275)    (31,196)
  Amortization of deferred policy acquisition costs              10,829      12,439      10,175
  Provision for deferred income taxes                             6,738       1,824       2,580
  Other                                                         (31,485)      2,107      24,160
                                                              ---------   ---------   ---------
Net cash provided by operating activities                        26,886     112,294     141,841

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--held for investment                          55,846     154,700     151,298
  Fixed maturities--available for sale                          189,589     224,530     301,770
  Equity securities                                              20,346      10,391      24,843
  Mortgage loans on real estate                                  41,850      53,922      75,887
  Investment real estate                                            644      20,080       1,349
  Policy loans                                                   29,168      28,401      28,423
  Other long-term investments                                         4          68         278
  Short-term investments--net                                    28,066          --          --
                                                              ---------   ---------   ---------
                                                                365,513     492,092     583,848

Acquisition of investments:
  Fixed maturities--available for sale                         (222,251)   (469,608)   (541,978)
  Equity securities                                              (2,491)     (6,663)     (5,644)
  Mortgage loans on real estate                                 (49,306)    (69,606)    (51,883)
  Investment real estate                                             --        (726)     (3,096)
  Policy loans                                                  (31,438)    (28,790)    (29,810)
  Short-term investments--net                                        --     (24,696)    (48,012)
                                                              ---------   ---------   ---------
                                                               (305,486)   (600,089)   (680,423)
Proceeds from disposal, repayments of advances and other
  distributions from equity investees                             8,747      11,395       6,254
Investments in and advances to equity investees                  (1,505)     (6,654)     (5,505)
Net purchases of property and equipment and other                (2,123)     (2,403)     (6,480)
                                                              ---------   ---------   ---------
Net cash provided by (used in) in investing activities           65,146    (105,659)   (102,306)

                       FARM BUREAU LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

FINANCING ACTIVITIES
                                                                   YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2000        1999        1998
                                                              ---------   ---------   ---------
Receipts from interest sensitive and variable products
  credited to policyholder account balances                   $ 217,657   $ 216,598   $ 229,778
Return of policyholder account balances on interest
  sensitive and variable products                              (281,094)   (224,826)   (255,298)
Proceeds from long-term debt                                         --      40,000          --
Repayments of long-term debt                                         --         (71)         (6)
Redemption of redeemable preferred stock                             --      (4,503)         --
Dividends paid                                                  (32,000)    (29,950)    (13,779)
                                                              ---------   ---------   ---------
Net cash used in financing activities                           (95,437)     (2,752)    (39,305)
                                                              ---------   ---------   ---------
Increase (decrease) in cash and cash equivalents                 (3,405)      3,883         230
Cash and cash equivalents at beginning of year                    5,889       2,006       1,776
                                                              ---------   ---------   ---------
Cash and cash equivalents at end of year                      $   2,484   $   5,889   $   2,006
                                                              =========   =========   =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                                    $   2,588   $     725   $       7
  Income taxes                                                   23,408      11,919      24,484

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We currently market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in 15 midwestern and western states through an exclusive agency force. Variable insurance and annuity contracts are also marketed in these and other states through alliances with other insurance companies and a regional broker/dealer.

On January 1, 2001, our agency force and geographic marketing territory expanded with our parent's acquisition of the assets and liabilities of Kansas Farm Bureau Life Insurance Company, a single-state life insurance company selling traditional life and annuity products in the state of Kansas. See Note 11, "Kansas Farm Bureau Life Insurance Company Acquisition--Subsequent Event," for additional information regarding this transaction.

CONSOLIDATION

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

MERGER AND RESTRUCTURING

On July 1, 1999, we merged with Western Farm Bureau Life Insurance Company (Western Life), another wholly-owned subsidiary of FBL Financial Group, Inc. The merger, which was completed through the contribution of Western Life to us by FBL Financial Group, Inc., was accounted for like a pooling of interests. Accordingly, all prior period financial statements have been restated to include the combined financial position, results of operations and cash flows of Western Life as though it had always been a part of the Company.

Prior to the merger, the Company owned 3,013 shares of Western Life redeemable preferred stock with a carrying value of $0.6 million. All of Western Life's preferred stock was redeemed in conjunction with the merger.

In addition to merging with Western Life, we also closed an administrative processing center during 1999. As a result of the closing of the service center, a leased property was vacated, 22 positions were eliminated and moving costs were incurred. During 1999, we charged to expense costs totaling $1.2 million for related severance benefits, lease costs and other costs primarily associated with the closing of the service center. The restructuring expenses are recorded in the underwriting, acquisition and insurance expense line of the 1999 consolidated statement of income.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturity securities, comprised of bonds and redeemable preferred stocks that we have a positive intent and ability to hold to maturity, are designated as "held for investment." Held for investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in our financial statements. Fixed maturity securities which may be sold are designated as "available for sale." Available for sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. The unrealized gains and losses included in accumulated other comprehensive income or loss are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had these amounts been realized. Premiums

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

INVESTMENT REAL ESTATE

Investment real estate is reported at cost less allowances for depreciation.

Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. If the fair value, less estimated sales costs, of real estate owned decreases to an amount lower than its carrying value, a specific writedown is taken. Such reductions are recorded as realized losses on investments.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include a debt-related instrument and investment deposits which are reported at cost.

Securities and indebtedness of related parties include investments in partnerships and corporations over which we may exercise significant influence. These partnerships and corporations operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Securities and indebtedness of related parties also includes advances and loans to the partnerships and corporations which are principally reported at cost.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required,

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over
U. S. Treasury bonds. Market values of redeemable preferred stocks and equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

CASH AND CASH EQUIVALENTS

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the unamortized balance at a weighted average rate of 5.73%.

For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $7.5 million at December 31, 2000 and $7.4 million at December 31, 1999, and estimated useful lives that range from three to ten years. Capitalized software costs had a carrying value of $4.8 million at December 31, 2000 and $4.6 million at December 31, 1999, and estimated useful lives that range from two to five years. Depreciation expense was $0.1 million in 2000, and $0.2 million in 1999 and 1998. Amortization expense was $1.6 million in 2000, $0.4 million in 1999 and less than $0.1 million in 1998.

On March 30, 1998, we transferred our home office properties to our parent in the form of a dividend. The fair value of the properties, which served as the basis for the transaction, was $45.7 million and the book value was $24.7 million. We are leasing a portion of the properties back from our parent under a sublease arrangement. Of the $21.0 million gain on the transaction, $5.1 million was recognized in the 1998 statement of income and the remainder is being amortized over the term of the operating lease. The unamortized balance was $12.9 million at December 31, 2000 and $14.0 million at December 31, 1999.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is generally being amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value, which in the view of management are other than temporary. If facts and circumstances suggest that goodwill is impaired, we assess the fair value of the underlying business and reduce goodwill to an amount that results in the book value of the underlying business approximating fair value. We have not recorded any such writedowns during 2000, 1999 or 1998.

FUTURE POLICY BENEFITS

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality, and other assumptions underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.5% to 6.0%. The average rate of assumed investment yields used in estimating gross margins was 7.74% in 2000, 7.83% in 1999 and 8.03% in 1998. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 38% of receipts from policyholders during the year ended
December 31, 2000 and represented 16% of life insurance inforce at December 31, 2000. Participating business accounted for 40% of receipts from policyholders during 1999 (1998 -- 41%) and represented 17% of life insurance inforce at December 31, 1999.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 4.00% to 6.50% in 2000, from 4.00% to 6.25% in 1999 and from 4.00% to 6.50% in 1998.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.1 million at December 31, 2000 and $1.3 million at December 31, 1999 to cover estimated future assessments on known insolvencies. We had assets totaling $1.0 million at December 31, 2000 and $2.8 million at December 31, 1999 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled ($0.1) million in 2000 and 1999 and ($1.2) million in 1998. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2001 and

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2005. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

REINSURANCE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. The cost of reinsurance is generally amortized over the contract periods of the reinsurance agreements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded.

COMPREHENSIVE INCOME (LOSS)

Unrealized gains and losses on our available for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($14.6) million in 2000, $0.3 million in 1999 and ($0.9) million in 1998. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance inforce acquired and unearned revenue reserve totaling $9.6 million in 2000, $0.2 million in 1999 and $0.5 million in 1998.

RECLASSIFICATIONS

Certain amounts in the 1999 and 1998 consolidated financial statements have been reclassified to conform to the 2000 financial statement presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

PENDING ACCOUNTING CHANGE

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 2000, the FASB issued Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Statement No. 133 allows companies to transfer securities classified as held for investment to either the available-for-sale or trading categories in connection with the adoption of the new standard. Statement
No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions. We adopted the Statements on January 1, 2001, their effective dates.

Because of our minimal use of derivatives, we do not anticipate that the adoption of the new Statements will have a significant effect on our earnings or financial position. However, at December 31, 2000, we do own 11 convertible fixed maturity securities with a carrying value of $36.1 million. The conversion features on these securities are considered embedded derivatives and, accordingly, changes in fair value of the conversion features will be reflected in net income in future periods. The fair value of these embedded derivatives is estimated to be $3.7 million at December 31, 2000. Since it is not possible to predict future changes in fair value, the impact of adopting the Statements on these securities cannot be predicted. The cumulative effect of this accounting change on net income, representing the difference in accumulated net unrealized capital gains (losses) under the two methods, totaled $0.5 million at January 1, 2001.

Effective January 1, 2001, upon adoption of the Statements, we transferred our fixed maturity securities classified as held for investment to the available-for-sale category. In connection with this transfer, the securities were marked to market and the corresponding increase in carrying value totaling $2.8 million, net of offsetting adjustments to deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and income taxes, will be credited to stockholder's equity during the first quarter of 2001.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.  INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                    HELD FOR INVESTMENT
                                                  -------------------------------------------------------
                                                                     GROSS        GROSS
                                                                   UNREALIZED   UNREALIZED    ESTIMATED
                                                  AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                  -------------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Fixed maturities--mortgaged-backed securities       $  284,253      $  5,299    $     (891)   $  288,661
                                                  =======================================================

                                                                    AVAILABLE FOR SALE
                                                  -------------------------------------------------------
                                                                     GROSS        GROSS
                                                                   UNREALIZED   UNREALIZED    ESTIMATED
                                                  AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                  -------------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Bonds:
  United States Government and agencies             $   51,285      $  2,013    $      (61)   $   53,237
  State, municipal and other governments                60,456         1,530          (443)       61,543
  Public utilities                                     123,821         4,251        (1,880)      126,192
  Corporate securities                               1,027,544        22,553       (50,439)      999,658
  Mortgage and asset-backed securities                 749,805        11,227        (8,920)      752,112
Redeemable preferred stocks                             43,409           527        (3,333)       40,603
                                                  -------------------------------------------------------
Total fixed maturities                              $2,056,320      $ 42,101    $  (65,076)   $2,033,345
                                                  =======================================================
Equity securities                                   $   32,629      $    349    $   (2,197)   $   30,781
                                                  =======================================================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)

                                                   HELD FOR INVESTMENT
                                   ---------------------------------------------------
                                                  GROSS        GROSS
                                   AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
                                      COST        GAINS        LOSSES     MARKET VALUE
                                   ---------------------------------------------------
                                                 (DOLLARS IN THOUSANDS)
DECEMBER 31, 1999
Fixed
  maturities--mortgaged-backed
  securities                       $  339,362    $  3,695    $   (5,263)   $  337,794
                                   ===================================================

                                                   AVAILABLE FOR SALE
                                   ---------------------------------------------------
                                                  GROSS        GROSS
                                   AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
                                      COST        GAINS        LOSSES     MARKET VALUE
                                   ---------------------------------------------------
                                                 (DOLLARS IN THOUSANDS)
DECEMBER 31, 1999
Bonds:
  United States Government and
    agencies                       $   71,490    $     90    $   (1,831)   $   69,749
  State, municipal and other
    governments                        46,395          51        (2,411)       44,035
  Public utilities                    118,099       1,545        (3,822)      115,822
  Corporate securities              1,060,643      14,796       (60,710)    1,014,729
  Mortgage and asset-backed
    securities                        722,779       3,110       (22,485)      703,404
Redeemable preferred stocks            44,154         365        (4,033)       40,486
                                   ---------------------------------------------------
Total fixed maturities             $2,063,560    $ 19,957    $  (95,292)   $1,988,225
                                   ===================================================
Equity securities                  $   38,147    $  3,572    $   (6,374)   $   35,345
                                   ===================================================

As described in Note 1, "Significant Accounting Policies--Pending Accounting Change," effective January 1, 2001, the fixed maturity securities classified as held for investment were transferred to the available-for-sale category.

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     HELD FOR INVESTMENT         AVAILABLE FOR SALE
                                   ------------------------   -------------------------
                                   AMORTIZED    ESTIMATED     AMORTIZED     ESTIMATED
                                     COST      MARKET VALUE      COST      MARKET VALUE
                                   ----------------------------------------------------
                                                  (DOLLARS IN THOUSANDS)
Due in one year or less            $     --      $     --     $   34,540    $   34,495
Due after one year through five
  years                                  --            --        235,638       229,276
Due after five years through ten
  years                                  --            --        373,376       369,803
Due after ten years                      --            --        619,552       607,056
                                   ----------------------------------------------------
                                         --            --      1,263,106     1,240,630
Mortgage and asset-backed
  securities                        284,253       288,661        749,805       752,112
Redeemable preferred stocks              --            --         43,409        40,603
                                   ----------------------------------------------------
                                   $284,253      $288,661     $2,056,320    $2,033,345
                                   ====================================================

Net unrealized investment losses on equity securities and fixed maturity securities classified as available for sale were comprised of the following:

                                                                  DECEMBER 31,
                                                             -----------------------
                                                                2000         1999
                                                             -----------------------
                                                             (DOLLARS IN THOUSANDS)
Unrealized depreciation on fixed maturity and equity
  securities available for sale                               $(24,823)    $(78,137)
Adjustments for assumed changes in amortization pattern of:
  Deferred policy acquisition costs                              2,202        5,577
  Value of insurance in force acquired                             271        1,040
  Unearned revenue reserve                                        (180)        (554)
Provision for deferred income taxes                              7,885       25,226
                                                             -----------------------
                                                               (14,645)     (46,848)
Proportionate share of net unrealized investment losses of
  equity investees                                              (7,746)      (3,034)
                                                             -----------------------
Net unrealized investment losses                              $(22,391)    $(49,882)
                                                             =======================

The change in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling $18.6 million in 2000, ($64.2) million in 1999 and $1.2 million in 1998.

MORTGAGE LOANS ON REAL ESTATE

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
We have provided an allowance for possible losses against our mortgage loan portfolio. An analysis of this allowance, which consists of specific and general reserves, is as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                          ------------------------------------
                                                            2000          1999          1998
                                                          ------------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Balance at beginning of year                                $806          $871          $812
Realized losses                                               --            --            59
Uncollectible amounts written off, net of recoveries          --           (65)           --
                                                          ------------------------------------
Balance at end of year                                      $806          $806          $871
                                                          ====================================

The carrying value of impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) were under $0.1 million at December 31, 2000 and 1999.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                  ------------------------------
                                                    2000       1999       1998
                                                  ------------------------------
                                                      (DOLLARS IN THOUSANDS)
Fixed maturities:
  Held for investment                             $ 24,858   $ 32,431   $ 49,176
  Available for sale                               160,978    154,255    136,912
Equity securities                                    2,181      2,145      2,116
Mortgage loans on real estate                       24,784     23,989     25,895
Investment real estate                               2,459      5,098      5,822
Policy loans                                         7,942      7,644      7,642
Other long-term investments                              2          2         63
Short-term investments                               3,097      2,930      3,353
Other                                                1,699      6,696      8,196
                                                  ------------------------------
                                                   228,000    235,190    239,175
Less investment expenses                            (9,087)   (10,150)   (10,681)
                                                  ------------------------------
Net investment income                             $218,913   $225,040   $228,494
                                                  ==============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                               YEAR ENDED DECEMBER 31,
                                                           -------------------------------
                                                             2000       1999        1998
                                                           -------------------------------
                                                               (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities--available for sale                       $(22,020)  $  (2,163)  $   318
Equity securities                                            (2,161)      2,307    (1,712)
Mortgage loans on real estate                                    --          --       (59)
Investment real estate                                          186        (221)      381
Other long-term investments.                                 (3,500)     (1,345)       --
Securities and indebtedness of related parties.               1,310        (582)     (331)
Notes receivable and other                                       --          28    (3,475)
                                                           -------------------------------
Realized losses on investments                             $(26,185)  $  (1,976)  $(4,878)
                                                           ===============================

UNREALIZED
Fixed maturities:
  Held for investment                                      $  5,976   $ (26,009)  $   724
  Available for sale                                         52,360    (162,518)    5,555
Equity securities                                               954       1,500    (1,538)
                                                           -------------------------------
Change in unrealized appreciation/depreciation of
  investments.                                             $ 59,290   $(187,027)  $ 4,741
                                                           ===============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                             GROSS      GROSS
                                                AMORTIZED   REALIZED   REALIZED
                                                  COST       GAINS      LOSSES    PROCEEDS
                                                ------------------------------------------
                                                          (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls:
  Available for sale                            $ 85,905     $   --    $    --    $ 85,905
  Held for investment                             55,846         --         --      55,846
Sales--available for sale                        107,235      3,398     (6,949)    103,684
                                                ------------------------------------------
    Total                                       $248,986     $3,398    $(6,949)   $245,435
                                                ==========================================

YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls:
  Available for sale                            $150,696     $   --    $    --    $150,696
  Held for investment                            154,700         --         --     154,700
Sales--available for sale                         70,789      3,904       (859)     73,834
                                                ------------------------------------------
    Total                                       $376,185     $3,904    $  (859)   $379,230
                                                ==========================================

YEAR ENDED DECEMBER 31, 1998
Scheduled principal repayments and calls:
  Available for sale                            $213,082     $  170    $  (291)   $212,961
  Held for investment                            151,298         --         --     151,298
Sales--available for sale                         85,586      5,965     (2,742)     88,809
                                                ------------------------------------------
    Total                                       $449,966     $6,135    $(3,033)   $453,068
                                                ==========================================

Realized losses on fixed maturities totaling $18.5 million in 2000, $5.2 million in 1999 and $2.8 million in 1998 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities.

Income taxes (credits) include a provision of ($9.2) million in 2000, ($0.7) million in 1999 and ($1.7) million in 1998 for the tax effect of realized gains and losses on investments.

OTHER

We have a common stock investment in American Equity Investment Life Holding Company (American Equity), an insurance company that underwrites and markets life insurance and annuity products throughout the United States. The investment is accounted for using the equity method and is included in the securities and indebtedness of related parties line on the consolidated balance sheets. Due to the timing of the availability of financial information, during 2000 we switched from recording our share of American Equity's results from a current basis to one quarter in arrears. The impact of this change on our financial statements was not material. The carrying value of our common stock investment in American Equity includes goodwill totaling $5.0 million in 2000 and $5.3 million in 1999. In addition to the common stock, during 1999 we acquired $2.3 million in preferred stock issued by a subsidiary of American Equity.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
Summarized financial information for American Equity and our common stock ownership percentage is as follows:

                                                                    AS OF OR FOR THE PERIOD ENDED
                                                            ----------------------------------------------
                                                            SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999            1998
                                                            ----------------------------------------------
                                                                        (DOLLARS IN THOUSANDS)
Total investments                                             $1,922,419      $1,453,423       $634,153
Total assets                                                   2,265,252       1,665,503        683,012
Long-term debt                                                    32,100          20,600         10,000
Total liabilities                                              2,128,436       1,532,198        616,881
Minority interest                                                 99,373          98,982             --
Total revenues                                                    83,256          79,811         37,954
Income from continuing operations.                                 2,729           2,443            244
Net income                                                         2,729           2,443            244
Percentage ownership of common stock                                32.3%           33.2%          34.1%

We reported equity income, net of tax, from APEX Investment Fund III, an equity investee that operates in the investment company industry, totaling
$7.7 million in 2000, $1.5 million in 1999 and $1.0 million in 1998. Summarized financial information for APEX Investment Fund III is as follows:

                                                              AS OF OR FOR THE PERIOD ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Total investments                                             $ 99,747   $70,343    $68,522
Total net assets                                               101,286    72,601     71,915
Total revenues                                                 291,707    69,868     24,652
Income from continuing operations                              290,436    68,446     23,610
Net income                                                     290,436    68,446     23,610
Percentage ownership of partners' capital                          4.1%      4.0%       4.1%

During 2000, equity investees distributed to us equity securities with a fair value totaling $14.5 million. Also during 2000, we received an interest in ten real estate properties with a fair value of $5.0 million in satisfaction of a fixed maturity security that had been in default. These transactions were treated as noncash items for purposes of the 2000 statement of cash flow.

At December 31, 2000, affidavits of deposits covering investments with a carrying value totaling $2,595.7 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2000, we had committed to provide additional funding for mortgage loans on real estate aggregating $8.9 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2000 include real estate, fixed maturities and other long-term investments totaling $7.7 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2000.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

OTHER LONG-TERM INVESTMENTS: The fair values for nontraditional debt instruments and investment deposits are estimated by discounting expected cash flows using interest rates currently being offered for similar investments.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: Fair values for loans and advances are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. As allowed by Statement
No. 107, fair values are not assigned to investments accounted for using the equity method.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

LONG-TERM DEBT: The fair values for long-term debt are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                    DECEMBER 31,
                                                  -------------------------------------------------
                                                           2000                      1999
                                                  -----------------------   -----------------------
                                                   CARRYING       FAIR       CARRYING       FAIR
                                                    VALUE        VALUE        VALUE        VALUE
                                                  -------------------------------------------------
                                                               (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities:
  Held for investment                             $  284,253   $  288,661   $  339,362   $  337,794
  Available for sale                               2,033,345    2,033,345    1,988,225    1,988,225
Equity securities                                     30,781       30,781       35,345       35,345
Mortgage loans on real estate                        321,862      311,175      314,523      301,309
Policy loans                                         125,987      143,469      123,717      135,888
Other long-term investments                            1,318        1,318        4,822        5,111
Cash and short-term investments                       52,519       52,519       83,990       83,990
Securities and indebtedness of related parties         1,067        1,088        4,179        4,278
Assets held in separate accounts                     327,407      327,407      256,028      256,028

LIABILITIES
Future policy benefits                            $  984,441   $  969,323   $1,024,285   $1,006,155
Other policyholders' funds                           251,172      251,172      243,076      243,076
Long-term debt                                        40,000       40,000       40,000       40,000
Liabilities related to separate accounts             327,407      317,838      256,028      249,838

4.  REINSURANCE AND POLICY PROVISIONS

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.1 million of coverage per individual life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded on a consolidated basis totaled $2,059.0 million (9.1% of total life insurance in force) at December 31, 2000 and $1,826.3 million (8.7% of total life insurance in force) at December 31, 1999.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Effective September 1, 2000, we entered into a 100% coinsurance agreement to reinsure our individual disability income business with an unaffiliated insurer. At September 1, 2000, the related accident and

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE AND POLICY PROVISIONS (CONTINUED) health reserves totaled $43.6 million and deferred acquisition costs totaled $11.8 million. We settled this transaction by transferring cash and investments equal to the reserves on this business at September 1, 2000. In addition, we received $11.1 million in cash as consideration for the transaction. A loss of $0.7 million on the transaction has been deferred and is being recognized over the term of the underlying policies.

In total, insurance premiums and product charges have been reduced by $9.5 million in 2000, $5.3 million in 1999 and $5.9 million in 1998 and insurance benefits have been reduced by $6.2 million in 2000, $2.4 million in 1999 and $2.2 million in 1998 as a result of cession agreements.

We assume variable annuity business from American Equity and another alliance partner through a modified coinsurance arrangement. Product charges from this business totaled $0.1 million in 2000 and less than $0.1 million in 1999 and 1998. In 1998, we assumed a block of ordinary annuity policies with reserves totaling $22.0 million from another alliance partner.

Unpaid claims on accident and health policies (entirely disability income products) include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors. The activity in the liability for unpaid claims and related adjustment expense, net of reinsurance, is summarized as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Unpaid claims liability, net of related reinsurance, at
  beginning of year                                           $20,433    $20,706    $21,199
Add:
  Provision for claims occurring in the current year            6,087      6,630      5,520
  Decrease in estimated expense for claims occurring in the
    prior years                                                (1,756)    (1,417)      (519)
                                                              ------------------------------
Incurred claim expense during the current year                  4,331      5,213      5,001
Deduct expense payments for claims occurring during:
  Current year                                                  1,711      2,274      2,200
  Prior years                                                   2,680      3,212      3,294
Deduct claim reserves transferred under 100% coinsurance
  arrangement                                                  19,071         --         --
                                                              ------------------------------
                                                               23,462      5,486      5,494
                                                              ------------------------------
Unpaid claims liability, net of related reinsurance, at end
  of year                                                       1,302     20,433     20,706
Active life reserve                                               176     19,705     17,632
                                                              ------------------------------
Net accident and health reserves                                1,478     40,138     38,338
Reinsurance ceded                                              46,456        853        612
                                                              ------------------------------
Gross accident and health reserves                            $47,934    $40,991    $38,950
                                                              ==============================

We develop reserves for unpaid claims by using industry mortality and morbidity data. One year development on prior year reserves represents our experience being more or less favorable than that of the industry. Over time, we expect our experience with respect to disability income business to be comparable to that of the industry. A certain level of volatility in development is inherent in these reserves since the underlying block of business is relatively small.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)
An analysis of the value of insurance in force acquired is as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Excluding impact of net unrealized investment gains and
  losses:
  Balance at beginning of year                                $14,854    $15,839    $17,105
  Accretion of interest during the year                           823        877        973
  Amortization of asset                                        (1,684)    (1,862)    (2,239)
                                                              ------------------------------
Balance prior to impact of net unrealized investment gains
  and losses                                                   13,993     14,854     15,839
Impact of net unrealized investment gains and losses              271      1,040     (1,306)
                                                              ------------------------------
Balance at end of year                                        $14,264    $15,894    $14,533
                                                              ==============================

Net amortization of the value of insurance in force acquired, based on expected future gross profits/ margins, for the next five years and thereafter is expected to be as follows: 2001 -- $1.1 million; 2002 -- $1.0 million; 2003 -- $1.0 million; 2004 -- $0.9 million; 2005 -- $0.8 million; and thereafter, through 2023 -- $9.2 million.

5.  INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2000       1999       1998
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Taxes provided in consolidated statements of income on:
  Income before equity income:
    Current                                                  $ 6,477    $ 23,990   $24,734
    Deferred                                                   6,738       1,696     2,501
                                                             ------------------------------
                                                              13,215      25,686    27,235
  Equity income:
    Current                                                    6,476       2,010       575
    Deferred                                                      92         128        79
                                                             ------------------------------
                                                               6,568       2,138       654
Taxes provided in consolidated statement of changes in
  stockholder's equity:
  Change in net unrealized investment gains/losses-deferred   14,803     (53,810)    1,576
    Adjustment resulting from capital transaction of equity
    investee-deferred                                             19          --       (33)
                                                             ------------------------------
                                                              14,822     (53,810)    1,543
                                                             ------------------------------
                                                             $34,605    $(25,986)  $29,432
                                                             ==============================

The effective tax rate on income before income taxes and equity income is different from the prevailing federal income tax rate as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2000       1999       1998
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Income before income taxes and equity income                 $38,227    $75,640    $84,887
                                                             ==============================
Income tax at federal statutory rate (35%)                   $13,379    $26,474    $29,710
Tax effect (decrease) of:
  Gain on dividend of home office properties                    (369)      (369)    (2,061)
  Tax-exempt interest income                                    (175)      (226)      (280)
  Tax-exempt dividend income                                    (956)      (597)      (228)
  State income taxes                                             382         --          5
  Other items                                                    954        404         89
                                                             ------------------------------
Income tax expense                                           $13,215    $25,686    $27,235
                                                             ==============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2000         1999
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Deferred policy acquisition costs                            $ 71,451     $ 67,275
  Value of insurance in force acquired                            4,992        5,563
  Other                                                          10,654        9,982
                                                              -----------------------
                                                                 87,097       82,820
Deferred income tax assets:
  Fixed maturity and equity securities                           (5,973)     (22,327)
  Future policy benefits                                        (42,378)     (44,136)
  Accrued dividends                                              (2,854)      (3,851)
  Accrued pension costs                                          (8,106)      (9,469)
  Other                                                         (13,262)     (10,165)
                                                              -----------------------
                                                                (72,573)     (89,948)
                                                              -----------------------
Deferred income tax liability (asset)                          $ 14,524     $ (7,128)
                                                              =======================

Prior to 1984, a portion of our current income was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 2000 was $11.9 million. Should the policyholders' surplus account exceed the limitation prescribed by federal income tax law, or should distributions be made by us to our stockholder in excess of $511.9 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $4.2 million have not been provided on amounts included in this memorandum account.

6.  CREDIT ARRANGEMENTS

We have a note payable to the Federal Home Loan Bank (FHLB) totaling
$40.0 million at December 31, 2000 and December 31, 1999. The note is due September 17, 2003, and interest on the note is charged at a variable rate equal to the London Interbank Offered Rate less 0.0475% (6.50% at December 31, 2000 and 5.77% at December 31, 1999). Fixed maturity securities with a carrying value of $43.1 million are on deposit with the FHLB as collateral for the note. As an investor in the FHLB, we have the ability to borrow an additional $92.7 million from the FHLB at December 31, 2000 with appropriate increased collateral deposits.

During 1999, FBL Financial Group, Inc. extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

7.  RETIREMENT AND COMPENSATION PLANS

We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.9 million in 2000, $3.7 million in 1999 and $4.4 million in 1998.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial
Group, Inc. stock in amounts equal to 50 percent of an

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7. RETIREMENT AND COMPENSATION PLANS (CONTINUED) employee's contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $0.3 million in 2000 and 1999 and $0.2 million in 1998.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense totaled less than $0.1 million for 2000, 1999 and 1998.

8.  STATUTORY INFORMATION

Our financial statements and the financial statements of our insurance subsidiaries included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is segregated into held-for-investment (carried at amortized cost) and available-for-sale (carried at fair value) classifications rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) declines in the estimated realizable value of investments are charged to the statements of income when such declines are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (h) agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus;
(i) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; (k) the financial statements of subsidiaries are consolidated with those of the Company; and (l) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $29.1 million in 2000, $39.8 million in 1999 and $52.1 million in 1998. Our statutory net gain from operations, which excludes realized gains and losses, totaled $49.9 million in 2000, $40.6 million in 1999 and $55.5 million in 1998. Our total statutory capital and surplus was $311.9 million at December 31, 2000 and $301.5 million at December 31, 1999.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  STATUTORY INFORMATION (CONTINUED)
Net income (loss) of our insurance subsidiaries, as determined in accordance with statutory accounting practices, was ($0.2) million in 2000, $0.6 million in 1999 and $0.4 million in 1998. Total statutory capital and surplus for our insurance subsidiaries was $36.8 million at December 31, 2000 and $37.0 million at December 31, 1999.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2001, we could pay dividends to the parent company of approximately $49.9 million without prior approval of insurance regulatory authorities.

The National Association of Insurance Commissioners has revised the ACCOUNTING PRACTICES AND PROCEDURES MANUAL, the guidance that defines statutory accounting principles. The revised manual will be effective January 1, 2001, and has been adopted by the State of Iowa, our state of domicile. The revised manual will result in changes to the accounting practices that we use to prepare our statutory-basis financial statements. Management believes the impact of these changes to statutory-basis capital and surplus as of January 1, 2001 will not be significant.

9.  MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $1.6 million in 2000 and $1.0 million in 1999 and 1998.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $2.7 million during 2000, $2.3 million during 1999 and $2.0 million during 1998 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $3.8 million during 2000 and $4.0 million during 1999 and 1998 relating to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual Insurance Company and other affiliates. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. We paid $6.0 million in 2000, $5.0 million in 1999 and $4.5 million in 1998 to the property-casualty companies under these arrangements.

We are licensed by the Iowa Farm Bureau Federation to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, royalties of $0.7 million in 2000, $0.9 million in 1999 and $0.7 million in 1998 were paid to the Iowa Farm Bureau Federation. We have similar arrangements with Farm Bureau organizations in other states in our market territory. Total royalties paid to Farm Bureau organizations other than the Iowa Farm Bureau Federation were
$1.2 million in 2000 and $1.0 million in 1999 and 1998.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  MANAGEMENT AND OTHER AGREEMENTS (CONTINUED)
We have administrative services agreements with American Equity under which we provide underwriting, claim processing, accounting, compliance and other administrative services relating to certain variable insurance products underwritten by them. Fee income from performing these services totaled
$0.3 million in 2000 and 1999 and $0.2 million in 1998.

10. COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2000, management is not aware of any claims for which a material loss is reasonably possible.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2000 are as follows: 2001-$1.5 million; 2002-$1.5 million; 2003-$1.7 million; 2004-$1.7 million; 2005-$1.7 million and thereafter, through 2013-$13.4 million. Rent expense for the lease totaled $2.3 million in 2000 (net of $1.1 million in amortization of the deferred gain on the transfer of the home office properties), $1.8 million in 1999 (net of $1.1 million in amortization of the deferred gain on the transfer of the home office properties) and $1.0 million in 1998 (net of $0.8 million in amortization of the deferred gain on the transfer of the home office properties) (see Note 1).

We have extended a line of credit in the amount of $0.5 million to Western Computer Services, Inc., an affiliate. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $0.2 million at December 31, 2000 and $0.3 million at December 31, 1999 outstanding on the line of credit.

We have also extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the London Interbank Offered Rate plus 0.0025% (6.55% at December 31, 2000 and 5.82% at December 31, 1999). There was $30.4 million outstanding on the line of credit at December 31, 2000 and $34.6 million at December 31, 1999. Interest income on the line of credit totaled $2.1 million during 2000, $1.3 million during 1999 and $0.6 million during 1998.

In connection with a lease between an affiliate and a third party, we have entered into an agreement whereby we guarantee payments under the lease terms up to $0.9 million. At December 31, 2000 and 1999 we assessed the probability and amount of payment and determined no accrual was necessary.

11. KANSAS FARM BUREAU LIFE INSURANCE COMPANY ACQUISITION-SUBSEQUENT EVENT

On January 1, 2001, our parent acquired the assets and liabilities of Kansas Farm Bureau Life Insurance Company for $81.1 million and immediately contributed the assets and liabilities to us. The operations of Kansas Farm Bureau Life Insurance Company will be included in our statement of income from the day of acquisition. The acquisition will be accounted for using purchase accounting by our parent. Goodwill recorded in connection with the transaction will be recorded by us and amortized using the straight-line

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. KANSAS FARM BUREAU LIFE INSURANCE COMPANY ACQUISITION-SUBSEQUENT EVENT (CONTINUED)
method over a 20-year period. A summary of the fair value of the assets and liabilities contributed to us, is as follows (dollars in thousands-unaudited):

ASSETS                                               LIABILITIES AND
                                                       STOCKHOLDER'S EQUITY
Investments                       $620,856           Policy                            $524,443
                                                       liabilities and accruals
Value of insurance in               52,167           Other policyholder funds            76,738
  force acquired
Goodwill                               872           Other liabilities                   11,959
                                                                                       --------
Other assets                        20,362           Total liabilities                  613,140
                                                     Stockholder's equity                81,117
                                  --------                                             --------
    Total                         $694,257           Total                             $694,257
                                  ========                                             ========

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

    The following tables illustrate how the death benefits, Cash Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.

    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.64% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 2000 the total fees and expenses ranged from an annual rate of 0.27% to an annual rate of 1.05% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.

    The tables reflect deduction of the premium expense charge, the monthly Policy expenses charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The surrender values illustrated in the tables also reflect deduction of applicable surrender charges. The charges the Company may assess are reflected in separate tables on each of the following pages.


    Applying the charges and the average Investment Option fees and expenses of 0.64% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of -1.54%, 2.46%, 6.46% and 10.46%, respectively. If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.


    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *


    Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $516
                           NON-TOBACCO PREMIUM CLASS


                                          0% ASSUMED             4% ASSUMED             8% ASSUMED            12% ASSUMED
                                         HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL
                                         GROSS RETURN           GROSS RETURN           GROSS RETURN           GROSS RETURN
                                       GUARANTEED COST        GUARANTEED COST        GUARANTEED COST        GUARANTEED COST
                        PREMIUMS         OF INSURANCE           OF INSURANCE           OF INSURANCE           OF INSURANCE
       END OF          ACCUMULATED   --------------------   --------------------   --------------------   --------------------
       POLICY             AT 5%        CASH       DEATH       CASH       DEATH       CASH       DEATH       CASH       DEATH
        YEAR            PER YEAR      VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT
---------------------  -----------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
     1...............  $    541.80    $   54    $100,054     $   64    $100,064     $   74    $100,074    $    84    $100,084
     2...............     1,110.69       335     100,335        363     100,363        391     100,391        421     100,421
     3...............     1,708.02       602     100,602        658     100,658        718     100,718        781     100,781
     4...............     2,335.23       853     100,853        949     100,949      1,054     101,054      1,167     101,167
     5...............     2,993.79     1,086     101,086      1,233     101,233      1,396     101,396      1,578     101,578
     6...............     3,685.28     1,300     101,300      1,508     101,508      1,746     101,746      2,016     102,016
     7...............     4,411.34     1,494     101,494      1,772     101,772      2,099     102,099      2,481     102,481
     8...............     5,173.71     1,666     101,666      2,025     102,025      2,457     102,457      2,976     102,976
     9...............     5,974.19     1,818     101,818      2,265     102,265      2,819     102,819      3,504     103,504
    10...............     6,814.70     1,951     101,951      2,493     102,493      3,186     103,186      4,068     104,068
    15...............    11,691.27     2,277     102,277      3,394     103,394      5,057     105,057      7,528     107,528
    20...............    17,915.13     1,873     101,873      3,636     103,636      6,765     106,765     12,284     112,284
    25...............    25,858.54       468     100,468      2,771     102,771      7,846     107,846     18,723     118,723
    30...............    35,996.57         *           *        143     100,143      7,517     107,517     27,338     127,338
    35...............    48,935.54         *           *          *           *      3,427     103,427     37,505     137,505
Age 65...............    35,996.57         *           *        143     100,143      7,517     107,517     27,338     127,338


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.54%, 2.46%, 6.46% AND 10.46%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,566
                           NON-TOBACCO PREMIUM CLASS


                                          0% ASSUMED             4% ASSUMED             8% ASSUMED            12% ASSUMED
                                         HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL
                                         GROSS RETURN           GROSS RETURN           GROSS RETURN           GROSS RETURN
                                       GUARANTEED COST        GUARANTEED COST        GUARANTEED COST        GUARANTEED COST
                        PREMIUMS         OF INSURANCE           OF INSURANCE           OF INSURANCE           OF INSURANCE
       END OF          ACCUMULATED   --------------------   --------------------   --------------------   --------------------
       POLICY             AT 5%        CASH       DEATH       CASH       DEATH       CASH       DEATH       CASH       DEATH
        YEAR            PER YEAR      VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT
---------------------  -----------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
     1...............  $  1,644.30    $  316    $100,316     $  350    $100,350     $  384    $100,384    $   419    $100,419
     2...............     3,370.82     1,058     101,058      1,149     101,149      1,243     101,243      1,340     101,340
     3...............     5,183.66     1,743     101,743      1,921     101,921      2,109     102,109      2,308     102,308
     4...............     7,087.14     2,374     102,374      2,667     102,667      2,986     102,986      3,332     103,332
     5...............     9,085.80     2,949     102,949      3,384     103,384      3,871     103,871      4,414     104,414
     6...............    11,184.39     3,460     103,460      4,063     104,063      4,756     104,756      5,550     105,550
     7...............    13,387.90     3,900     103,900      4,694     104,694      5,632     105,632      6,737     106,737
     8...............    15,701.60     4,251     104,251      5,256     105,256      6,479     106,479      7,962     107,962
     9...............    18,130.98     4,495     104,495      5,729     105,729      7,275     107,275      9,206     109,206
    10...............    20,681.83     4,614     104,614      6,090     106,090      7,996     107,996     10,452     110,452
    15...............    35,481.63     3,141     103,141      5,831     105,831      9,995     109,995     16,383     116,383
    20...............    54,370.35         *           *        194     100,194      6,886     106,886     19,748     119,748
    25...............    78,477.67         *           *          *           *          *           *     11,850     111,850
    30...............   109,245.40         *           *          *           *          *           *          *           *
    35...............   148,513.68         *           *          *           *          *           *          *           *
Age 65...............    20,681.83     4,614     104,614      6,090     106,090      7,996     107,996     10,452     110,452


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.54%, 2.46%, 6.46% AND 10.46%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $516
                           NON-TOBACCO PREMIUM CLASS


                                          0% ASSUMED             4% ASSUMED             8% ASSUMED            12% ASSUMED
                                         HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL
                                         GROSS RETURN           GROSS RETURN           GROSS RETURN           GROSS RETURN
                                       GUARANTEED COST        GUARANTEED COST        GUARANTEED COST        GUARANTEED COST
                        PREMIUMS         OF INSURANCE           OF INSURANCE           OF INSURANCE           OF INSURANCE
       END OF          ACCUMULATED   --------------------   --------------------   --------------------   --------------------
       POLICY             AT 5%        CASH       DEATH       CASH       DEATH       CASH       DEATH       CASH       DEATH
        YEAR            PER YEAR      VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT
---------------------  -----------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
     1...............  $    541.80    $   54    $100,000     $   64    $100,000     $   74    $100,000    $    84    $100,000
     2...............     1,110.69       336     100,000        364     100,000        393     100,000        422     100,000
     3...............     1,708.02       604     100,000        661     100,000        721     100,000        784     100,000
     4...............     2,335.23       857     100,000        953     100,000      1,059     100,000      1,172     100,000
     5...............     2,993.79     1,092     100,000      1,240     100,000      1,405     100,000      1,587     100,000
     6...............     3,685.28     1,309     100,000      1,519     100,000      1,758     100,000      2,031     100,000
     7...............     4,411.34     1,506     100,000      1,788     100,000      2,118     100,000      2,503     100,000
     8...............     5,173.71     1,683     100,000      2,046     100,000      2,483     100,000      3,008     100,000
     9...............     5,974.19     1,840     100,000      2,293     100,000      2,855     100,000      3,549     100,000
    10...............     6,814.70     1,978     100,000      2,530     100,000      3,234     100,000      4,130     100,000
    15...............    11,691.27     2,343     100,000      3,495     100,000      5,212     100,000      7,762     100,000
    20...............    17,915.13     1,993     100,000      3,854     100,000      7,161     100,000     12,996     100,000
    25...............    25,858.54       634     100,000      3,162     100,000      8,726     100,000     20,648     100,000
    30...............    35,996.57         *           *        712     100,000      9,279     100,000     32,204     100,000
    35...............    48,935.54         *           *          *           *      6,633     100,000     49,572     100,000
Age 65...............    35,996.57         *           *        712     100,000      9,279     100,000     32,204     100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.54%, 2.46%, 6.46% AND 10.46%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,566
                           NON-TOBACCO PREMIUM CLASS


                                          0% ASSUMED             4% ASSUMED             8% ASSUMED            12% ASSUMED
                                         HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL
                                         GROSS RETURN           GROSS RETURN           GROSS RETURN           GROSS RETURN
                                       GUARANTEED COST        GUARANTEED COST        GUARANTEED COST        GUARANTEED COST
                        PREMIUMS         OF INSURANCE           OF INSURANCE           OF INSURANCE           OF INSURANCE
       END OF          ACCUMULATED   --------------------   --------------------   --------------------   --------------------
       POLICY             AT 5%        CASH       DEATH       CASH       DEATH       CASH       DEATH       CASH       DEATH
        YEAR            PER YEAR      VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT
---------------------  -----------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
     1...............  $  1,644.30    $  322    $100,000     $  356    $100,000    $   391    $100,000    $   425    $100,000
     2...............     3,370.82     1,073     100,000      1,165     100,000      1,260     100,000      1,358     100,000
     3...............     5,183.66     1,773     100,000      1,954     100,000      2,145     100,000      2,349     100,000
     4...............     7,087.14     2,425     100,000      2,725     100,000      3,051     100,000      3,405     100,000
     5...............     9,085.80     3,027     100,000      3,474     100,000      3,975     100,000      4,534     100,000
     6...............    11,184.39     3,571     100,000      4,195     100,000      4,913     100,000      5,736     100,000
     7...............    13,387.90     4,050     100,000      4,878     100,000      5,857     100,000      7,011     100,000
     8...............    15,701.60     4,449     100,000      5,506     100,000      6,792     100,000      8,353     100,000
     9...............    18,130.98     4,749     100,000      6,058     100,000      7,699     100,000      9,752     100,000
    10...............    20,681.83     4,932     100,000      6,514     100,000      8,560     100,000     11,200     100,000
    15...............    35,481.63     3,866     100,000      6,992     100,000     11,837     100,000     19,276     100,000
    20...............    54,370.35         *           *      2,351     100,000     11,405     100,000     28,686     100,000
    25...............    78,477.67         *           *          *           *          *           *     36,799     100,000
    30...............   109,245.40         *           *          *           *          *           *     38,222     100,000
    35...............   148,513.68         *           *          *           *          *           *      6,998     100,000
Age 65...............    20,681.83     4,932     100,000      6,514     100,000      8,560     100,000     11,200     100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.54%, 2.46%, 6.46% AND 10.46%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $667
                           NON-TOBACCO PREMIUM CLASS


                                          0% ASSUMED             4% ASSUMED             8% ASSUMED            12% ASSUMED
                                         HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL
                                         GROSS RETURN           GROSS RETURN           GROSS RETURN           GROSS RETURN
                                       GUARANTEED COST        GUARANTEED COST        GUARANTEED COST        GUARANTEED COST
                        PREMIUMS         OF INSURANCE           OF INSURANCE           OF INSURANCE           OF INSURANCE
       END OF          ACCUMULATED   --------------------   --------------------   --------------------   --------------------
       POLICY             AT 5%        CASH       DEATH       CASH       DEATH       CASH       DEATH       CASH       DEATH
        YEAR            PER YEAR      VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT
---------------------  -----------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
     1...............  $   700.35     $  170    $100,170     $  185    $100,185    $   201    $100,201    $   216    $100,216
     2...............    1,435.72        568     100,568        610     100,610        654     100,654        700     100,700
     3...............    2,207.85        948     100,948      1,035     101,035       1126     101,126      1,222     101,222
     4...............    3,018.60      1,311     101,311      1,457     101,457      1,615     101,615      1,787     101,787
     5...............    3,869.88      1,654     101,654      1,876     101,876      2,122     102,122      2,396     102,396
     6...............    4,763.72      1,978     101,978      2,290     102,290      2,646     102,646      3,052     103,052
     7...............    5,702.26      2,278     102,278      2,696     102,696      3,186     103,186      3,759     103,759
     8...............    6,687.72      2,556     102,556      3,094     103,094      3,741     103,741      4,521     104,521
     9...............    7,722.45      2,815     102,815      3,486     103,486      4,318     104,318      5,346     105,346
    10...............    8,808.93      3,044     103,044      3,861     103,861      4,903     104,903      6,229     106,229
    15...............   15,112.55      3,729     103,729      5,443     105,443      7,982     107,982     11,739     111,739
    20...............   23,157.74      3,390     103,390      6,162     106,162     11,022     111,022     19,518     119,518
    25...............   33,425.67      1,325     101,325      5,052     105,052     13,070     113,070     29,996     129,996
    30...............   46,530.45          *           *        596     100,596     12,358     112,358     43,377     143,377
    35...............   63,255.83          *           *          *           *      5,296     105,296     58,697     158,697
Age 65...............   46,530.45          *           *        596     100,596     12,358     112,358     43,377     143,377


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.54%, 2.46%, 6.46% AND 10.46%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $2,183
                           NON-TOBACCO PREMIUM CLASS


                                          0% ASSUMED             4% ASSUMED             8% ASSUMED            12% ASSUMED
                                         HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL
                                         GROSS RETURN           GROSS RETURN           GROSS RETURN           GROSS RETURN
                                       GUARANTEED COST        GUARANTEED COST        GUARANTEED COST        GUARANTEED COST
                        PREMIUMS         OF INSURANCE           OF INSURANCE           OF INSURANCE           OF INSURANCE
       END OF          ACCUMULATED   --------------------   --------------------   --------------------   --------------------
       POLICY             AT 5%        CASH       DEATH       CASH       DEATH       CASH       DEATH       CASH       DEATH
        YEAR            PER YEAR      VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT
---------------------  -----------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
     1...............  $  2,292.15    $  714    $100,714     $  767    $100,767    $   821    $100,821    $   875    $100,875
     2...............     4,698.91     1,813     101,813      1,958     101,958      2,108     102,108      2,262     102,262
     3...............     7,226.00     2,810     102,810      3,091     103,091      3,389     103,389      3,704     103,704
     4...............     9,879.45     3,700     103,700      4,158     104,158      4,657     104,657      5,199     105,199
     5...............    12,665.58     4,472     104,472      5,145     105,145      5,898     105,898      6,740     106,740
     6...............    15,591.00     5,116     105,116      6,037     106,037      7,099     107,099      8,318     108,318
     7...............    18,662.70     5,621     105,621      6,821     106,821      8,243     108,243      9,925     109,925
     8...............    21,887.99     5,972     105,972      7,473     107,473      9,308     109,308     11,543     111,543
     9...............    25,274.54     6,151     106,151      7,971     107,971     10,267     110,267     13,153     113,153
    10...............    28,830.42     6,137     106,137      8,288     108,288     11,090     111,090     14,729     114,729
    15...............    49,461.30     2,634     102,634      6,293     106,293     12,101     112,101     21,182     121,182
    20...............    75,792.13         *           *          *           *      3,481     103,481     20,835     120,835
    25...............   109,397.67         *           *          *           *          *           *      1,804     101,804
    30...............   152,287.80         *           *          *           *          *           *          *           *
    35...............   207,027.69         *           *          *           *          *           *          *           *
Age 65...............    28,830.42     6,137     106,137      8,288     108,288     11,090     111,090     14,729     114,729


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.54%, 2.46%, 6.46% AND 10.46%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $667
                           NON-TOBACCO PREMIUM CLASS


                                          0% ASSUMED             4% ASSUMED             8% ASSUMED            12% ASSUMED
                                         HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL
                                         GROSS RETURN           GROSS RETURN           GROSS RETURN           GROSS RETURN
                                       GUARANTEED COST        GUARANTEED COST        GUARANTEED COST        GUARANTEED COST
                        PREMIUMS         OF INSURANCE           OF INSURANCE           OF INSURANCE           OF INSURANCE
       END OF          ACCUMULATED   --------------------   --------------------   --------------------   --------------------
       POLICY             AT 5%        CASH       DEATH       CASH       DEATH       CASH       DEATH       CASH       DEATH
        YEAR            PER YEAR      VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT
---------------------  -----------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
     1...............  $   700.35     $  171    $100,000     $  186    $100,000    $   201    $100,000    $   217    $100,000
     2...............    1,435.72        570     100,000        612     100,000        656     100,000        702     100,000
     3...............    2,207.85        952     100,000      1,039     100,000      1,130     100,000      1,227     100,000
     4...............    3,018.60      1,318     100,000      1,465     100,000      1,624     100,000      1,796     100,000
     5...............    3,869.88      1,665     100,000      1,888     100,000      2,136     100,000      2,412     100,000
     6...............    4,763.72      1,993     100,000      2,308     100,000      2,668     100,000      3,077     100,000
     7...............    5,702.26      2,299     100,000      2,721     100,000      3,217     100,000      3,796     100,000
     8...............    6,687.72      2,584     100,000      3,129     100,000      3,785     100,000      4,574     100,000
     9...............    7,722.45      2,851     100,000      3,532     100,000      4,376     100,000      5,421     100,000
    10...............    8,808.93      3,089     100,000      3,921     100,000      4,982     100,000      6,332     100,000
    15...............   15,112.55      3,844     100,000      5,618     100,000      8,247     100,000     12,141     100,000
    20...............   23,157.74      3,615     100,000      6,565     100,000     11,741     100,000     20,800     100,000
    25...............   33,425.67      1,676     100,000      5,847     100,000     14,816     100,000     33,756     100,000
    30...............   46,530.45          *           *      1,865     100,000     16,209     100,000     53,869     100,000
    35...............   63,255.83          *           *          *           *     12,909     100,000     87,470     101,465
Age 65...............   46,530.45          *           *      1,865     100,000     16,209     100,000     53,869     100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.54%, 2.46%, 6.46% AND 10.46%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $2,183
                           NON-TOBACCO PREMIUM CLASS


                                          0% ASSUMED             4% ASSUMED             8% ASSUMED             12% ASSUMED
                                         HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL           HYPOTHETICAL
                                         GROSS RETURN           GROSS RETURN           GROSS RETURN           GROSS RETURN
                                       GUARANTEED COST        GUARANTEED COST        GUARANTEED COST         GUARANTEED COST
                        PREMIUMS         OF INSURANCE           OF INSURANCE           OF INSURANCE           OF INSURANCE
       END OF          ACCUMULATED   --------------------   --------------------   --------------------   ---------------------
       POLICY             AT 5%        CASH       DEATH       CASH       DEATH       CASH       DEATH       CASH        DEATH
        YEAR            PER YEAR      VALUE      BENEFIT     VALUE      BENEFIT     VALUE      BENEFIT      VALUE      BENEFIT
---------------------  -----------   --------   ---------   --------   ---------   --------   ---------   ---------   ---------
     1...............  $  2,292.15    $  725    $100,000     $  779    $100,000    $   833    $100,000    $    887    $100,000
     2...............     4,698.91     1,844     100,000      1,991     100,000      2,143     100,000       2,300     100,000
     3...............     7,226.00     2,873     100,000      3,160     100,000      3,465     100,000       3,787     100,000
     4...............     9,879.45     3,807     100,000      4,279     100,000      4,793     100,000       5,353     100,000
     5...............    12,665.58     4,637     100,000      5,337     100,000      6,121     100,000       6,997     100,000
     6...............    15,591.00     5,355     100,000      6,323     100,000      7,438     100,000       8,721     100,000
     7...............    18,662.70     5,950     100,000      7,224     100,000      8,736     100,000      10,527     100,000
     8...............    21,887.99     6,407     100,000      8,023     100,000     10,000     100,000      12,412     100,000
     9...............    25,274.54     6,709     100,000      8,698     100,000     11,210     100,000      14,373     100,000
    10...............    28,830.42     6,835     100,000      9,226     100,000     12,348     100,000      16,407     100,000
    15...............    49,461.30     4,160     100,000      8,819     100,000     16,208     100,000      27,760     100,000
    20...............    75,792.13         *           *          *           *     13,327     100,000      41,455     100,000
    25...............   109,397.67         *           *          *           *          *           *      59,107     100,000
    30...............   152,287.80         *           *          *           *          *           *      91,931     100,000
    35...............   207,027.69         *           *          *           *          *           *     157,714     165,600
Age 65...............    28,830.42     6,835     100,000      9,226     100,000     12,348     100,000      16,407     100,000


--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.54%, 2.46%, 6.46% AND 10.46%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).


ATTAINED AGE           SPECIFIED AMOUNT FACTOR
40 or younger                   2.50
41                              2.43
42                              2.36
43                              2.29
44                              2.22
45                              2.15
46                              2.09
47                              2.03
48                              1.97
49                              1.91
50                              1.85
51                              1.78
52                              1.71
53                              1.64
54                              1.57
55                              1.50
56                              1.46
57                              1.42
58                              1.38
59                              1.34
60                              1.30
61                              1.28
62                              1.26
63                              1.24
64                              1.22
65                              1.20
66                              1.19
67                              1.18
68                              1.17
69                              1.16
70                              1.15
71                              1.13
72                              1.11
73                              1.09
74                              1.07
75 to 90                        1.05
91                              1.04
92                              1.03
93                              1.02
94                              1.01
95 or older                     1.00

                                    PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 109 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representation pursuant to Section 26(e)(2)(A).

The signatures.

Written consents of the following persons:


       Stephen M. Morain, Esquire
       Messrs. Sutherland Asbill & Brennan LLP
       Ernst & Young LLP, Independent Auditors
       Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President


The following exhibits:


1.A.  1.              Certified Resolution of the Board of Directors of the Company
                      establishing the Variable Account.(5)
      2.              None.
      3.           *  (a)  Underwriting Agreement.
                   *  (b)  Career Agent's Contract.
                   *  (c)  Commission Schedules. (See Exhibit 3(b)(I) above.)
                   *  (d)  Paying Agent Agreement
      4.              None.
      5.              (a)  Form of Policy.(1)
                      (b)  State variation of Form of Policy.(1)
                      (c)  Form of Application.(1)
                      (d)  Revised Policy Form.(2)
                      (e)  1995 Revised Policy Form.(3)
                      (f)  Accelerated Death Benefit Rider.(3)
                      (g)  1996 Revised Policy Form(4)
                      (h)  1996 Revised Application Form(4)
                      (i)  Death Benefit Guarantee Rider(8)
      6.              (a)  Certificate of Incorporation of the Company.(5)
                      (b)  By-Laws of the Company.(5)
      7.              None.
      8.              None.
      9.              (a)  Participation Agreement relating to Equitrust Variable
                             Insurance Series Fund.(5)
                      (b)  Participation Agreement relating to Fidelity Variable
                             Insurance Products Fund.(6)
                      (c)  Participation Agreement relating to Fidelity Variable
                             Insurance Products Fund II.(6)
                      (d)  Participation Agreement relating to Fidelity Variable
                             Insurance Products Fund III.(6)
                      (e)  Participation Agreement relating to T. Rowe Price Equity
                             Series, Inc. Fund and T. Rowe Price International Series,
                             Inc.(6)
      10.             Form of Application (see Exhibit 1.A.(5)(b) above.)
2.    *Opinion and Consent of Stephen M. Morain, Esquire.
3.    *Financial Statement Schedules.
4.    None.
5.            Not applicable.
6.    *Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product
      Development and Pricing Vice President.
7.    *(a)    Consent of Ernst & Young LLP
      *(b)    Consent of Messrs. Sutherland Asbill & Brennan LLP

8.            Memorandum describing the Company's conversion procedure (included in
              Exhibit 9 hereto).
9.            Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(5)
10.        *  Powers of Attorney.


*Attached as an exhibit.

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 4, 1987.

(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 6, 1993.

(3) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1995.

(4) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(6) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(7) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 28, 2000.


(8) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on February 26, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 20th day of April, 2001.


                                FARM BUREAU LIFE INSURANCE COMPANY
                                FARM BUREAU LIFE VARIABLE ACCOUNT

                                By:          /s/ EDWARD M. WIEDERSTEIN
                                     -----------------------------------------
                                               Edward M. Wiederstein
                                                     PRESIDENT
                                         Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

  /s/ EDWARD M. WIEDERSTEIN     President and Director
------------------------------    [Principal Executive        April 20, 2001
    Edward M. Wiederstein         Officer]

                                Senior Vice President and
     /s/ JERRY C. DOWNIN          Secretary-Treasurer
------------------------------    [Principal Financial        April 20, 2001
       Jerry C. Downin            Officer]

      /s/ JAMES W. NOYCE        Chief Financial Officer
------------------------------    [Principal Accounting       April 20, 2001
        James W. Noyce            Officer]

              *
------------------------------  Director                      April 20, 2001
     Eric K. Aasmundstad

              *
------------------------------  Director                      April 20, 2001
     Stanley R. Ahlerich

              *
------------------------------  Director                      April 20, 2001
       Kenneth R. Ashby

              *
------------------------------  Director                      April 20, 2001
      Al Christopherson

              *
------------------------------  Director                      April 20, 2001
        Kenny J. Evans

              *
------------------------------  Director                      April 20, 2001
        Alan L. Foutz

              *
------------------------------  Director                      April 20, 2001
        Karen J. Henry

          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

              *
------------------------------  Director                      April 20, 2001
        Craig D. Hill

              *
------------------------------  Director                      April 20, 2001
      Daniel L. Johnson

              *
------------------------------  Director                      April 20, 2001
     Richard G. Kjerstad

              *
------------------------------  Director                      April 20, 2001
      G. Steven Kouplen

              *
------------------------------  Director                      April 20, 2001
      Lindsey D. Larson

              *
------------------------------  Director                      April 20, 2001
        Craig A. Lang

              *
------------------------------  Director                      April 20, 2001
       David L. McClure

              *
------------------------------  Director                      April 20, 2001
       Bryce P. Neidig

              *
------------------------------  Director                      April 20, 2001
      Howard D. Poulson

              *
------------------------------  Director                      April 20, 2001
      Frank S. Priestley

              *
------------------------------  Director                      April 20, 2001
      Sally A. Puttmann

              *
------------------------------  Director                      April 20, 2001
      John J. VanSweden



*By     /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.